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                                                                   Exhibit 10.2

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                                  CONFIDENTIAL

               CONTENT LICENSE AND INTERACTIVE MARKETING AGREEMENT

         This Content License and Interactive Marketing Agreement (the "Agreement"), dated as of December 1, 1999 (the "Effective Date"), is between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and TMP Interactive, Inc. d/b/a Monster.com ("Interactive Content Partner" or "ICP"), a Delaware corporation, with offices at 5 Clock Tower Place, Suite 500, Maynard, Massachusetts 01754. AOL and ICP may be referred to individually as a "Party" and collectively as the "Parties."

                                    RECITALS

A. ICP is the leading provider of online career information, job search tools, resume building and resume search tools, and job listing and resume data.

B. In certain areas of the AOL Properties, AOL currently offers online career-related content to AOL Users, including classified listings and career related information.

C. AOL and ICP each desires that ICP be the exclusive provider of the products and services specified in Section 3.1 hereof, and that AOL promote and distribute several co-branded interactive sites collectively referred to (and further defined) herein as the Affiliated ICP Sites.

D. This relationship is further described below and is subject to the terms and conditions set forth in this Agreement.

E. Defined terms used but not defined in the body of the Agreement will be as defined on Exhibit B attached hereto.

                                    AGREEMENT

1.       PROMOTION, DISTRIBUTION AND MARKETING.

         1.1. AOL PROMOTION OF AFFILIATED ICP SITES.

              1.1.1. Subject to the terms of this Agreement, AOL will provide ICP with the phased promotions for the Affiliated ICP Sites described on Exhibit A attached hereto. Subject to ICP's approval (not to be unreasonably withheld), AOL will have the right to fulfill its promotional commitments with respect to any of the foregoing by providing ICP comparable promotional placements in appropriate alternative areas of the AOL Properties. In addition, if AOL is unable to deliver any particular Promotion, AOL will work with ICP to provide ICP, as its sole remedy, a comparable promotional placement. AOL reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of the AOL Network at any time. In the event such modifications materially and adversely affect any specific Promotion, AOL will work with ICP to provide ICP, as its sole remedy, a comparable promotional placement. As used throughout this Agreement, the phrases "comparable promotional placements" or "comparable promotions" shall mean placements which are of comparable overall value, [*****], to be determined based on a variety of factors, including without limitation size, quality, type (e.g., integrated or banner), location (I.E., page or screen and the subject matter thereof) and /or demographically targeted relevance, audience reach (taking into


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                        account the targeted nature of the placement) and the
                        performance of the placement (i.e., response rate of AOL Users).

              1.1.2. In the event the Parties cannot mutually agree as to a comparable promotional placement as addressed in Section 1.1.1, such matter shall be submitted to the Management Committee as provided in Section 6 of this Agreement. In the event that the Management Committee is unable to agree as to a comparable promotional placement within fifteen (15) days from commencement of good-faith negotiations, the Management Committee shall jointly select a mediator (or, if the Management Committee cannot agree on a mediator, a mediator designated by the American Arbitration Association). [*****]

         1.2  INTEGRATION IMPRESSIONS COMMITMENT; BANNER IMPRESSIONS COMMITMENT.

              1.2.1 INTEGRATION. During the Initial Term, AOL shall integrate the integrated Promotions set forth on Exhibit A hereto and designated as "Integrated Impressions" into the Career Areas so as to deliver to ICP [*****] Integrated Impressions as set forth on Exhibit A (collectively, the "Integrated Impressions Commitment"). With respect to the Integrated Impressions targets specified on Exhibit A, AOL will not be obligated to provide in excess of any Integrated Impressions target amounts in any Year. In the event of an excess in delivery of Integrated Impressions, ICP shall have no obligation to compensate AOL therefor and AOL shall have no right to deduct all or any portion of such overdelivery from the subsequent Year's Integrated Impressions target. Any shortfall in Integrated Impressions at the end of a Year will not be deemed a breach of the Agreement by AOL; instead any such shortfall greater than [*****] percent ([*****]%) of the annual Integrated Impressions target for such Year (as set forth on Exhibit A) will be added to the Integrated Impressions target for the subsequent Year (as set forth on Exhibit A). In the event there is (or will be in AOL's reasonable judgment) a shortfall in Integrated Impressions as of the end of the Initial Term greater than twenty five percent of the total Integrated Impressions Commitment for the Term as set forth on Exhibit A (an "Integrated Impressions Final Shortfall"), AOL will, within twelve (12) months of the end of the Initial Term, provide ICP, as its sole remedy, with Integrated Impressions equal in number to the Integrated Impressions Final Shortfall, which Integrated Impressions will point to the Principal ICP Interactive Site.

              1.2.2. BANNER IMPRESSIONS. During the Initial Term, AOL shall deliver to ICP [*****] Banner Impressions (as designated on Exhibit A) in the areas of the AOL Properties set forth on Exhibit A hereto (the "Banner Impressions Commitment"). AOL shall use commercially reasonable efforts to deliver the Banner Impressions as evenly as possible over the course of the Initial Term. With respect to the Banner Impressions targets specified on Exhibit A, AOL will not be obligated to provide in excess of any Banner Impressions target amounts in any Year. In the event AOL provides an excess of any annual Banner Impressions target amounts in any Year, the Banner Impressions target for the subsequent Year will be reduced by the amount of such excess, up to a maximum of [*****] percent ([*****]%) of any such Banner Impressions Target. Any shortfall in Banner Impressions at the end of a Year will not be deemed a breach of the Agreement by AOL; instead the entire


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                        amount of such shortfall will be added to the Banner
                        Impressions target for the subsequent Year. In the event there is (or will be in AOL's reasonable judgment) a shortfall in Banner Impressions as of the end of the Initial Term (a "Banner Impressions Final Shortfall"), AOL will, within twelve (12) months of the end of the Initial Term, provide ICP, as its sole remedy, with comparable Banner Impressions equal in number to the Banner Impressions Final Shortfall, which Banner Impressions will point to the Principal ICP Interactive Site.

         1.3 CONTENT OF PROMOTIONS. The Promotions will link to the Affiliated ICP Sites and will promote only the ICP Products described on Exhibit D; provided, however, that prior to the launch of the Affiliated ICP Sites and during any Renewal Term, the Promotions will link to the Principal ICP Interactive Site. ICP agrees that it shall make no material change to the nature of or content offerings on the Principal ICP Interactive Site prior to the launch of the Affiliated ICP Sites. The specific ICP Content to be contained within the Promotions described in Exhibit A (the "Promo Content") will be determined by ICP, subject to AOL's technical limitations, the terms of this Agreement and AOL's then existing generally applicable policies relating to advertising and promotions (the "Ad Policies"), [*****]. ICP will submit in advance to AOL for its review a quarterly online marketing plan with respect to the Affiliated ICP Sites. The Parties will meet in person or by telephone at least monthly to (i) review operations and performance hereunder, including a review of the Promo Content to ensure that it is designed to maximize performance and (ii) review the specific format, placement, duration and nature of the Promotions relating to Banner Impressions which AOL has determined to use in its reasonable editorial discretion (consistent with the editorial composition of the applicable screens) upon consultation with ICP. In order to optimize the Promo Content, ICP will update such Promo Content no less than twice per month or at such other frequency as practicable, as the Parties shall mutually determine. Except to the extent expressly described herein, and subject to the terms of this Agreement, including, without limitation, AOL's right to redesign or modify the AOL Network, the specific format, placement, duration and nature of the Promotions relating to Integrated Impressions will be as set forth in the Programming Plan.

         1.4 ICP PROMOTION OF AFFILIATED ICP SITES AND AOL. As set forth in fuller detail in Exhibit C, ICP will promote AOL's Interactive Service on the Principal ICP Interactive Site and will at its discretion promote the availability of the Affiliated ICP Sites through the AOL Properties. ICP agrees not to promote any other Interactive Service as its preferred Interactive Service during the Term and will consider, in ICP's sole discretion, promoting AOL as ICP's preferred Interactive Service when appropriate. In the event that ICP proposes to institute with another Interactive Service a promotion similar to the promotion set forth on Exhibit C, ICP will grant AOL the right to participate in the same or a similar promotion on the same terms offered to such other Interactive Service.

2        AFFILIATED ICP SITES.

         2.1 CONTENT; LOCAL CONTENT. ICP will make available through the Affiliated ICP Sites (when constructed) the comprehensive offering of career-related Products and related Content described on Exhibit D to this Agreement to the same extent as provided on the Principal ICP Interactive Site. Except as mutually agreed in writing by the Parties, the Affiliated ICP Sites will contain only Content that is directly related to the ICP Products listed on Exhibit D, and the programming objectives listed in the Programming Plan. On the Affiliated ICP Sites ICP will not promote, sell, offer or otherwise distribute any products or services other than those


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              related to jobs or careers or other than as set forth on
              Exhibit D. ICP may in its discretion utilize any sales format to distribute the Products on Exhibit D, [*****]. Additionally, ICP shall not direct AOL Users accessing the Affiliated ICP Sites to contact ICP through any non-online means (e.g., telephone) other than as a means of providing customer service or technical assistance. ICP will review, delete, edit, create, update and otherwise manage all Content available on or through the Affiliated ICP Sites in accordance with the terms of this Agreement. ICP will ensure that the Affiliated ICP Sites do not in any respect promote, advertise, market or distribute (a) the products, services or content of any other Interactive Service or (b) AOL Premier Partner Categories (except that (i) the foregoing restrictions shall not apply to job listings or Project Profiles posted by any Interactive Service or by the marketer of products or services within any AOL Premier Partner Category which ICP includes on the Affiliated ICP Sites in the ordinary course, and (ii) ICP shall not be responsible for enforcing these restrictions with respect to any advertisements on the Affiliated ICP Sites which are placed by AOL in accordance with Section 2.10.1). ICP shall ensure, to the extent feasible, that job listings represent opportunities which are available at the time of listing (e.g., no general ads for employment agencies) and any such listings shall be removed from the Affiliated ICP Sites as promptly as possible following notification to ICP (or knowledge of ICP) of the filling of such positions. In the event that ICP elects to include local Content or information on the Affiliated ICP Sites, ICP shall feature Digital City as the sole provider of local city information on such Site(s) and (ii) provide links from such Site(s) to specific Digital City resources to be mutually agreed upon by the Parties (e.g., maps, weather, dining guides, destination guides, etc.). In the event that ICP elects to include local content or information on the Principal ICP Interactive Site, ICP (i) shall include Digital CIty as a local content provider and (ii) shall not promote any other party as a premier or preferred provider of such local content; provided that the Digital City areas of the Principal ICP Interactive Site shall feature co-branding in accordance with ICP's reasonable co-branding requirements, which shall be similar in format to the co-branded AOL/Digital City Affiliated ICP Site.

         2.2 EDITORIAL CONTENT. As further described in the Programming Plan, ICP shall provide AOL with certain content designed to supplement the Products specified on Exhibit D (e.g., articles, job search advice, etc.) (collectively, "Editorial Content") that will be accessed by AOL Users through the Career Areas. In the event that AOL reasonably desires to offer Editorial Content in a particular category not then offered by ICP, AOL shall notify ICP of its desire to offer such Editorial Content, and the Parties shall work together to jointly develop a strategy for obtaining Editorial Content for such particular category on or through the relevant AOL Property (to the reasonable satisfaction of AOL) within thirty
              (30) days following AOL's request. The Parties anticipate that ICP will be willing to develop and provide Editorial Content for any particular category as reasonably requested by AOL. The Parties acknowledge that AOL is permitted under this Agreement to procure Editorial Content from sources other than ICP.

         2.3 COMPLEMENTARY PRODUCTS AND SERVICES. Subject to Section 4.8, in the event that ICP desires to offer any of the Complementary Products and Services on or through any Affiliated ICP Site, ICP shall notify AOL of such desire, and the Parties shall negotiate in good faith (subject to the terms of any then-existing agreements with respect to any such Complementary Products and Services to which AOL may then be a party) in an effort to incorporate such Complementary Products and Services into the Affiliated ICP Site(s).


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         2.4  PRODUCTION WORK. Except as agreed to in writing by the Parties pursuant to Section 10 of Exhibit F hereto and Section 2.10 hereof, ICP will be responsible for all production work associated with the Affiliated ICP Sites, including all related costs and expenses.

         2.5 TECHNOLOGY. ICP will take all commercially reasonable steps necessary to conform its promotion and offering of the ICP Products through the Affiliated ICP Sites to the then-existing technologies identified by AOL which are optimized for the AOL Properties. AOL will be entitled to require reasonable changes to the technological aspects of the Content within any linked pages of any Affiliated ICP Site to the extent such technological aspects of the Content will, in AOL's good faith judgment, materially adversely affect any operational aspect of the AOL Network, PROVIDED that the incremental investment is reasonable relative to the AOL User traffic and is in accordance with accepted industry standards. AOL reserves the right to review and test the Affiliated ICP Sites from time to time to determine whether the sites are compatible with AOL's then-available client and host software and the AOL Network. AOL shall provide ICP without charge reasonable technical assistance and guidance necessary to help ICP comply with the requirements of this Section 2.5, provided, however, that ICP shall bear all its own internal costs related to its compliance hereunder. ICP acknowledges that ICQ may require changes to, and programming of, the ICQ-Monster Affiliated ICP Site that differs from the other Affiliated ICP Sites. ICP shall use commercially reasonable efforts to comply with ICQ's requirements hereunder. In the event that ICP's compliance with this Section 2.5 causes a material adverse effect on ICP's ability to perform under this Agreement, ICP may submit such matter to the Management Committee to devise an appropriate resolution to alleviate the effects of compliance.

         2.6 PRODUCTS OFFERING. Subject to the limitations on Affiliated ICP Site Content contained in Section 2.1 above, ICP will ensure that each of the Affiliated ICP Sites includes all of the job listings, resume builder, resume database, and other Content (including, without limitation, any features, offers, contests, functionality or technology) that are then made available by or on behalf of ICP through the Principal ICP Interactive Site; PROVIDED, HOWEVER, that such inclusion will not be required where it is commercially or technically impractical to either Party (i.e., inclusion would cause either Party to incur substantial incremental costs or contravenes the terms of any agreement); and provided, further that to the extent AOL exercises any right it may have under this Agreement not to permit certain Content or Products to be included in the Affiliated ICP Sites, ICP's obligation under this Section
              2.6 shall be excused. The Parties acknowledge and agree that the Affiliated ICP Sites will require password access by an AOL User to such AOL User's resume in the resume database and that an AOL User shall not be permitted to access any other user's resume through any Affiliated ICP Site.

         2.7 PRICING AND TERMS. ICP will ensure that: (i) the prices (and any other required consideration), to the extent applicable, for Products in the Affiliated ICP Sites do not exceed the prices for the Products or substantially similar Products offered by or on behalf of ICP generally through the Principal ICP Interactive Site or other distribution channels, and (ii) the terms and conditions related to Products in the Affiliated ICP Sites are no less favorable in any material respect to the terms and conditions for the Products or substantially similar Products offered by or on behalf of ICP generally through the Principal ICP Interactive Site or other distribution channels.

         2.8 EXCLUSIVE OFFERS/MEMBER BENEFITS. ICP will generally promote through the Affiliated ICP Sites any special or promotional offers made available by or on behalf of ICP through the Principal ICP Interactive Site. ICP shall not be required to comply with the foregoing if compliance therewith would cause a breach by ICP with any of its contractual obligations existing on the date hereof. In addition, ICP shall promote through the Affiliated ICP Sites (in no event less then once per quarter) special offers exclusively available to AOL Users (the "AOL Exclusive Offers"). The AOL Exclusive Offer made available by ICP shall provide a


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              substantial member benefit to AOL Users. AOL Exclusive Offers to be made available by ICP may from time to time consist of the AOL Exclusive Offers listed on Exhibit D-1 attached hereto. ICP will provide AOL with reasonable prior notice of AOL Exclusive Offers so that AOL can market the availability of such AOL Exclusive Offers in the manner AOL deems appropriate in its editorial discretion.

         2.9 OPERATING STANDARDS. ICP will ensure that the Affiliated ICP Sites comply in all material respects at all times with the standard set forth in Exhibit E. In the event ICP fails to comply with any material terms of Exhibit E, AOL shall upon notice to ICP have the right to suspend the Promotion immediately and if such non-compliance continues for more than [*****] days beyond AOL's written notice to ICP of such non-compliance, AOL will have the right (as its sole remedy other than in the event of termination for ICP's breach, which remedy shall not be affected hereby) to decrease the Impressions it provides to ICP hereunder on a proportional basis until such time as ICP corrects its non-compliance (and in such event, AOL will be relieved of the proportionate amount of any Impressions Commitment made to ICP by AOL hereunder corresponding to such decrease in promotion) and any revenue threshold(s) set forth in Section 4 (and Exhibits K and L hereto) will each be adjusted proportionately to correspond to such decrease in the Impressions Commitment. Once ICP has brought the Affiliated ICP Sites back into compliance with the material terms of Exhibit E, AOL shall promptly resume the Promotion. In the event that during the Initial Term the AOL Properties (or any significant portion thereof) are non-operational for a total of [*****] over any [*****] day period (provided that no day shall be counted in more than one [*****] day period), AOL shall provide ICP, as its sole remedy, for each such [*****] day period thereafter, with a number of Impressions equal to one forty-eighth (1/48) of the total Impressions to be provided during the Initial Term; provided, however, that if the AOL Properties (or any significant portion thereof) are non-operational for more than [*****] hours (but not including normally scheduled upgrades and maintenance activities) in any [*****] day period, ICP shall be entitled to terminate this Agreement for material breach.

         2.10 ADVERTISING SALES.

              2.10.1 AFFILIATED ICP SITES. AOL shall have the exclusive right and obligation to license or sell promotions, advertisements, links, pointers or similar services or rights ("Advertisements") on or through the Affiliated ICP Sites, in its reasonable discretion. The specific advertising inventory within the Affiliated ICP Sites will be as reasonably determined by AOL; PROVIDED, HOWEVER, that AOL shall not sell or license anywhere within the Career Areas any such Advertisements to any, nor shall any such Advertisements promote, (i) recruiting verticals (e.g., "journalismjobs.com"), (ii) newspaper classifieds (but Advertisements may promote single classified verticals (e.g., cars), so long as the user cannot navigate to other classified areas), (iii) ICP Competitors or (iv) other categories of advertisers of whom ICP notifies AOL in writing; provided, however, that (a) any new categories added pursuant to this
                        Section 2.10.1(iv) shall not affect then existing AOL contractual commitments and (b) in the event that AOL reasonably believes that the addition of new categories has materially limited AOL's ability to meet its obligations under this Section 2.10.1, AOL may refer the issue to the Management Committee for resolution.


              2.10.2 PRINCIPAL ICP INTERACTIVE SITE. As soon as reasonably practical following the Effective Date, the Parties will mutually agree upon an annual operating plan (the "Ad Program") whereby both AOL and ICP will, in coordination with each other, establish banner advertising inventory space within the Principal ICP Interactive


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                        Site, pricing guidelines and revenue projections for the
                        sale of such inventory space, and objectives for the sale of such inventory space. The Parties acknowledge and agree that (unless otherwise agreed by the Parties), ICP shall be solely responsible for selling or licensing banner Advertisements to human resources personnel or HR-related entities, and, in its sole discretion, may reserve up to [*****] percent ([*****]%) of all other banner advertising inventory (to be used for ICP cross-promotions and makegoods, but not offered for sale by ICP to any third party). (AOL shall receive no revenue share from any Advertisement sold, licensed or used by ICP.) AOL shall be solely responsible for selling or licensing the balance of the banner advertising inventory to all other third parties. In the event that AOL shall fail to sell at least [*****] percent ([*****]%) of the advertising inventory in the Principal ICP Interactive Site during any nine-month period, the Parties shall discuss measures by which AOL shall be able to sell more advertising inventory (the "Advertising Enhancement Discussions"). If (i) the Parties are unable to agree, within thirty (30) days) as to measures by which AOL, can attempt to improve its advertising sales on the Principal ICP Interactive Site or (ii) AOL fails to sell at least [*****] percent ([*****]%) of the advertising inventory in the Principal ICP Interactive Site within sixty (60) days following such Advertising Enhancement Discussions, ICP shall have the right to sell all of (or, to the extent agreed upon by the Parties, a portion of) the advertising inventory formerly sold by AOL on such Site, AOL shall cease selling the relevant advertising inventory agreed upon by the Parties, and AOL shall receive a mutually agreed-upon revenue share for the advertising inventory (if any) which continues to be sold by AOL during the remainder of the Term. AOL shall not sell any placement for banner advertising extending beyond the term of this Agreement.

              2.10.3 INCLUSION OF ICP SALES FORCE IN PITCHES. Where feasible and commercially reasonable, AOL and ICP shall work together to include members of the ICP sales force in advertising sales pitches to third parties.

              2.10.4 ADVERTISING CONTENT. The content of the Advertisements sold by AOL pursuant to this Section 2.10, whether on or through the Affiliated ICP Sites or the Principal ICP Interactive Site, shall not include any unlawful or reasonably objectionable material (including without limitation any pornographic, defamatory, racist, sexist or salacious matter).

         2.11 TRAFFIC FLOW; MEMBER ODD JOBS. ICP will use commercially reasonable efforts to ensure that AOL traffic is either kept within the Affiliated ICP Sites or channeled back into the AOL Properties (with the exception of advertising links sold and implemented pursuant to the Agreement and the Content implemented pursuant to Section 2.6). The Parties will work together on implementing mutually acceptable, prominent links from the Affiliated ICP Sites back to (i) AOL Workplace or the main screen of ClassifiedPlus of the appropriate AOL Property, below the toolbar on such main screen (or, in the event of any redesign of such area, in a comparable location) and/or (ii) the "Member Odd Jobs" area of the AOL Service. In the event that AOL points to any Affiliated ICP Site or any other ICP Interactive Site or otherwise delivers traffic to such site hereunder, ICP will ensure that navigation back to the AOL Properties from such site, whether through a particular pointer or link, the "back" button on an Internet browser, the closing of an active window, or any other return mechanism, shall not be interrupted by ICP through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html pop-up window or any other similar device.


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         2.12 PRODUCTION AND TECHNOLOGY. To the extent set forth in the
              Programming Plan, ICP shall use commercially reasonable efforts
              (i) to customize specific features for AOL Users and (ii) to integrate ICP job listings into the main screens of ClassifiedPlus. During the Term, the Parties shall mutually agree to a regular editorial calendar and shall consult each other regarding routine editorial issues.

         2.13 CUSTOMIZATION OF AFFILIATED ICP SITES AND ICP RATINGS CREDIT. Each Affiliated ICP Site shall contain "headers" and "footers" (as further reflected in the Programming Plan) provided by AOL that will include co-branding for, and links back to, the appropriate AOL Property (e.g., in the event that the relevant AOL User comes to the relevant Affiliated ICP Site from the CompuServe Service, such Affiliated ICP Site shall contain CompuServe Service co-branding (in form and substance satisfactory to AOL) and shall provide navigational links back to the ClassifiedPlus area of the CompuServe Service or the Workplace Area of the AOL Service, as applicable). At ICP's election, each Affiliated ICP Site and [*****] on the AOL Properties shall be located on a URL provided by [*****] and/or the URL for the applicable AOL Property (e.g., www.monster.aol.com, www.monster.compuserve.com, www.aol.monster.com, www.compuserve.monster.com, etc.); provided, however, that upon Media Metrix's public announcement of the availability of a syndicated report, the Parties will reconsider in good-faith the selection of such URLs. The purpose of such reconsideration shall be to endeavor to obtain for both Parties credit for user traffic (but in no event shall such reconsideration result in ICP receiving less credit for traffic, page views, unique visits or reach). [*****]

         2.14 ENTERPRISE AND COMMERCE SOLUTIONS/TOOLS. AOL and ICP shall explore in good faith the potential for AOL to supply back-end commerce solutions to ICP through AOL's alliance with Sun Microsystems and and/or Netscape Communications Corporation, provided that such solutions are determined by ICP to be superior to solutions used or contemplated to be used by ICP.

         2.15 USE OF COMPONENT PRODUCTS.

              2.15.1 AFFILIATED ICP SITES. In the event that ICP elects to use or integrate any tools or functionality (other than tools owned by ICP or existing solutions) similar to any AOL Component Products into any Affiliated ICP Site(s), ICP shall use or integrate into such Affiliated ICP Site(s) the relevant AOL Component Products to the extent that such products are comparable (in terms of cost and performance) to similar component products offered by any third parties and to the extent that the transition costs (but not the cost of the AOL Component Product) are minimal. AOL shall provide AOL Component Products at a price no less favorable than the price offered to its other Interactive Content Partners and Marketing Partners.

              2.15.2 PRINCIPAL ICP INTERACTIVE SITE. In the event that after the Effective Date ICP elects to use or integrate any such tools or functionality (other than tools owned by ICP or existing solutions) into the Principal ICP Interactive Site, ICP shall use or integrate the relevant AOL Component Products to the extent that such products are comparable (in terms of cost and performance) to similar component products offered by any third parties and to the extent that the transition costs (but not the cost of the AOL Component Product) are minimal. AOL shall provide


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                        AOL Component Products at a price no less favorable than
                        the price offered to its other Interactive Content Partners and Marketing Partners.

         2.16 LAUNCH OF AFFILIATED ICP SITES. ICP shall launch the Affiliated ICP Site associated with the Workplace and ClassifiedPlus areas within the AOL Service within [*****] days of the Effective
              Date and other Affiliated ICP Sites within [*****] days after the Effective Date. AOL shall without charge provide ICP with reasonable assistance to aid in the launch of the Affiliated ICP Sites. To the extent that the launch of any Affiliated ICP Site is delayed due to AOL's actions or inaction, the aforesaid launch dates shall be extended by the period of such delay.

         2.17 ClassifiedPlus; JOBS DATABASE.

              2.17.1 LINKS. Any individual ICP classifieds listing on any Results Screen may link to a more detailed description of such listing. Any First Level Detail Screen may link to an even more detailed description (a "Second Level Detail Screen"). All Search Screens, Results Screens and First Level Detail Screens shall be within the AOL Properties, hosted and produced by AOL. Each Second Level Detail Screen shall be within the Affiliated ICP Site hosted and produced by ICP at ICP's expense, subject to the terms hereof. Each First Level Detail Screen for ICP classifieds listings may include three active links to any page within the Affiliated ICP Site reasonably designated by ICP and two static (i.e., images that are not links) graphic images (one picture, one logo). Creative materials for such links and graphic images shall be provided to AOL by ICP under the terms of this Agreement.

              2.17.2 MODIFICATIONS. AOL reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of ClassifiedPlus, at any time, and will have full and ongoing final approval in its discretion of the design, layout, look and feel, content (but not Content provided by ICP hereunder), advertising inventory, commerce inventory, user interface, functionalities and all other aspects of ClassifiedPlus. Without limiting the foregoing, AOL in consultation with ICP: (i) shall have the right to make material alterations to ClassifiedPlus, (ii) may promote other areas of the AOL Properties in ClassifiedPlus, including via links and banners, and (iii) shall own and control all rights to third party advertising and sales relationships with commercial and individual listings sources to ClassifiedPlus, subject to the restrictions on advertising sales specified in Section 2.10.1. In the event any modifications to the AOL Properties materially and adversely affect any specific ICP promotion herein, AOL will provide ICP with comparable promotional placements as reasonably determined by the Parties. Notwithstanding the foregoing, AOL shall (i) have no right to influence over, or to request changes in, the structure of ICP's databases; and (ii) have no right, title or interest in all or any portion of ICP's databases.

              2.17.3 JOBS DATABASE. ICP shall deliver the Jobs Database in an electronic format or formats as specified by AOL from time to time for the sole purpose of including such Jobs Database in ClassifiedPlus, and ICP shall update such Jobs Database daily. AOL may display the Database and/or individual ICP classified listings within the Database in ClassifiedPlus in AOL's discretion, provided that AOL shall not alter or delete specific job postings. Unless otherwise mutually agreed by the Parties, AOL shall not co-mingle ICP's Jobs Database with other classified listings of other parties or AOL. ICP shall provide all reasonable assistance to ensure that the integration of the Jobs Database into ClassifiedPlus is error-free.


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              2.17.4    OWNERSHIP OF ClassifiedPlus. Subject to Section 2.21
                        hereof, AOL owns and shall own, whether now or hereafter created or existing, all title and other rights to the ClassifiedPlus area, including without limitation the look and feel thereof, all search engines, user interfaces, any technology used therein, any brand names or other intellectual property relating thereto, any derivative works thereto, and all documentation related thereto created by AOL, but specifically excluding the Jobs Database (which shall remain the exclusive property of ICP).

         2.18 CORPORATE HUMAN RESOURCES SERVICES. AOL shall have the right to receive ICP's corporate human resources services at a discount of at least fifty percent (50%) of ICP's standard rates for services exclusively provided by ICP.

         2.19 LICENSE. During the Term, ICP hereby grants to AOL, solely for the purpose of, and only to the extent necessary for, AOL's performance under this Agreement, a non-exclusive, royalty-free, worldwide license to market, distribute, display, perform, transmit and promote the Content provided by ICP hereunder (collectively, the "Licensed Content") (or any portion thereof) through the AOL Properties and the ICP Affiliated Sites. In addition, users of the AOL Properties will have the right to access and use the Affiliated ICP Sites.

         2.20 PERFORMANCE/QUALITY CRITERIA. The Parties mutually intend to create on the AOL Properties and the Affiliated ICP Sites a superior career resource for AOL Users. To ensure that the quality of the career resources provided by ICP will be maintained, ICP commits that it will be at all times during the Initial Term in the top [*****] of all online career search Interactive Sites
              (but the Career Areas shall not constitute an online career search Interactive Site separate and apart from ICP) as measured by a cross-section of third party reviewers who are recognized authorities in such industry as selected by the Management Committee. ICP's failure to bring the Affiliated ICP Sites into compliance with the quality standards set forth in this Section within [*****] days shall constitute a material breach of this Agreement; provided, however, that if ICP is unable to remedy such breach within the cure period set forth in Section 5.4 of the Agreement, AOL's sole remedy for such breach shall be termination of this Agreement.

         2.21 OWNERSHIP OF ICP-SUPPLIED CONTENT.

              ICP exclusively owns and shall own, whether now or hereafter created or existing, all right, title and interest in and to Content supplied or offered hereunder by ICP (including without limitation job listings, resumes, profiles, databases, etc.) and all intellectual property rights therein (including without limitation copyrights and other rights of authorship, patents, trademarks and trade secrets) and AOL agrees that all such Content and rights owned by ICP shall remain the sole and exclusive property of ICP.

3.       ICP EXCLUSIVE STATUS.

         3.1. EXCLUSIVE STATUS. During the Initial Term, ICP shall be the exclusive provider on the AOL Properties and the Affiliated ICP Sites of (i) jobs listings, jobs posting, jobs databases and jobs searching (including job agent and job alert emails), but not of non-aggregated advertising for specific employers on Digital City, (ii) resume builder tools, resume postings and resume databases, (iii) executive search, selection and outplacement, (iv) independent contractor profiles, (v) Project Profiles, (vi) temporary employment services, and (vii) Talent Market (collectively, the "Exclusive Services"). AOL shall not promote on the AOL Properties services or products of any other party which are equivalent to the Exclusive Services.

         3.2. EXCEPTIONS. No provision of this Agreement will limit AOL's ability to:


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              (i)       [*****]

              (ii)      [*****]

              (iii)     [*****]

              (iv)      [*****]

              (v)       [*****]

              (vi)      [*****]

              (vii)     [*****]

              (viii)    [*****]


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4.       PAYMENTS.

         4.1. PAYMENT. Subject to the terms of this Agreement, ICP will pay AOL a payment of One Hundred Four Million Dollars ($100,000,000), payable as follows:

              (i)       [*****]

              (ii)      [*****]

              (iii)     [*****]

         4.2. SHARING OF ADVERTISING REVENUES. The Parties will share Advertising Revenues as follows: (i) in connection with the sale or licensing of any Advertisement on any Affiliated ICP Site, AOL shall pay ICP [*****] percent ([*****]%) of the Advertising Revenues generated by any such sale or licensing and (ii) in connection with the sale or licensing of any banner Advertisement on or through the Principal ICP Interactive Site, the selling party shall pay the non-selling party the percentages of the Advertising Revenues generated by any such sale or licensing set forth on Exhibit K hereto. AOL, however, shall not be entitled to any revenue share for advertisements sold by ICP on the Principal ICP Interactive Site to the extent permitted under Section 2.10.2 of this Agreement. Each Party will pay the other Party all Advertising Revenues received and owed to such other Party as described herein on a quarterly basis within thirty (30) days following the end of the quarter in which such amounts were generated by such Party.

         4.3. SHARING OF JOB LISTING REVENUES; BOUNTIES. AOL shall receive the share of Job Listing Revenues set forth on Exhibit L, as well as the Resume Acquisition Bounties, Personal Alert Profile Acquisition Bounties and Virtual Career Fair Fees (if any) specified in Exhibit L, all subject to the hurdles set forth (and as defined) therein. ICP will pay AOL its share of the Job Listing Revenues and the Bounties owed to AOL as described on Exhibit L on a quarterly basis within thirty (30) days following the end of the quarter in which such Job Listing Revenues and Bounties were generated.

         4.4. LATE PAYMENTS; WIRED PAYMENTS. All amounts owed hereunder not paid when due and payable will bear interest from the date such amounts are due and payable at the prime rate in effect at such time. All payments required hereunder will be paid in immediately available, non-refundable U.S. funds wired to (i) in the case of payments to AOL, the "America Online" account, Account Number 323070752 at The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY 10081 (ABA: 021000021), or (ii) in the case of payments to ICP, the "TMP Worldwide Inc." account, Account Number 99939084 at the Fifth Third Bank, Cincinnati, Ohio (ABA: 042000314).

         4.5. AUDITING RIGHTS. Each Party will maintain complete, clear and accurate records of all revenues and fees in connection with the performance of this Agreement. For the sole purpose of ensuring compliance with this Agreement, each Party will have the right,


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              exercisable not more than once every twelve (12) months, to appoint an independent certified public accountant to conduct a reasonable and necessary inspection of portions of the books and records of the other Party which are relevant to the payment of amounts payable pursuant to this Agreement. Any such audit may be conducted after twenty (20) business days prior written notice. The Party initiating the audit shall bear the expense of any audit conducted pursuant to this Section 4.5 unless such audit shows an error in the other Party's favor amounting to a deficiency in excess of five percent (5%) of the actual amounts paid and/or payable hereunder, in which event the Party being audited shall bear the reasonable expenses of the audit. The Party being audited shall pay the other Party the amount of any deficiency discovered by the audit within thirty (30) days after receipt of written notice thereof.

         4.6. TAXES. ICP will collect and pay and indemnify and hold AOL harmless from any sales, use, excise or similar tax including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorney's fees which arises out of (1) the sale by ICP of tangible personal property or any taxable service (including but not limited to advertising) to AOL, or (2) any transaction between ICP and customers other than AOL. AOL will collect and pay and indemnify and hold ICP harmless from any sales, use, excise, internet access, telecommunication or any other similar tax or fee solely to the extent arising out of AOL's performance hereunder including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorney's fees which arises in connection with actions taken, or transactions engaged in, by AOL other than those taxes that directly relate to (1) the sale by ICP of tangible personal property or any taxable service to AOL, or (2) any transaction between ICP and its customers other than AOL.

         4.7. REPORTS.

              4.7.1. TRANSACTION REPORTS. ICP will provide AOL in an automated manner with a monthly report in an AOL-designated format detailing the following activity in such period (and any other information mutually agreed upon by the Parties or reasonably required for measuring revenue activity by ICP through the Affiliated ICP Sites): summary transaction information by day (e.g., revenues from customers and partners, number of job listings, number of resume listings, repeat usage percentages, etc.) (collectively, "Transaction Reports"). AOL shall without charge provide reasonable assistance to ICP in designing and implementing the Transaction Reports. AOL will be entitled to use the Transaction Reports in its business operations, subject to the terms of this Agreement. More generally, each payment to be made by ICP pursuant to this Section 4 will be accompanied by a report containing information which supports the payment, including information identifying (i) gross transaction revenues and (ii) any applicable Advertising Revenues. AOL acknowledges that such reports may contain ICP's Confidential Information as defined herein.

              4.7.2. USAGE REPORTS. AOL shall provide ICP on a monthly basis with standard usage information related to the Promotions (e.g., a schedule of the Impressions delivered by AOL at such time, numbers of click throughs, etc.) which is similar in substance and form to the reports provided by AOL to other interactive marketing partners similar to ICP. ICP acknowledges that such information may be Confidential Information as defined herein. Subject to the terms of this Agreement, ICP shall be entitled to use such reports in its internal business operations, and if ICP believes that it has legitimate business reasons to disclose such information to a third party, AOL will consider any request for such third party disclosure in good faith and its consent shall not be unreasonably withheld.


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              4.7.3.    FRAUDULENT TRANSACTIONS. To the extent permitted by
                        applicable laws, ICP will provide AOL with a prompt report of any fraudulent order, including the date, screenname or email address and amount associated with such order, promptly following ICP obtaining knowledge that the order is, in fact, fraudulent.

         4.8 ALTERNATIVE REVENUE STREAMS. In the event that ICP receives or desires to receive (directly or indirectly) any compensation in connection with any Affiliated ICP Sites other than with respect to (i) the Products set forth on Exhibit D hereof or (ii) Advertising Revenues (an "Alternative Revenue Stream"), ICP shall promptly inform AOL in writing and request AOL's approval, which approval shall not be unreasonably withheld, but may be conditioned upon the negotiation of an acceptable revenue sharing relationship (including appropriate hurdles) between the Parties.

5.       TERM; RENEWAL; TERMINATION.

         5.1. TERM. Unless earlier terminated as set forth herein, the initial term of this Agreement will be four (4) years from the Effective Date (the "Initial Term").

         5.2. RENEWAL. Upon conclusion of the Initial Term, AOL will have the right to renew the Agreement for two (2) successive one-year renewal terms (each a "Renewal Term" and together with the Initial Term, the "Term"). During any such Renewal Term: (i) ICP will not be required to pay any fixed payments specified in Section 4.1 or perform the cross-promotional obligations specified in Section 1;
              (ii) AOL will not be required to undertake any fixed exclusivity or promotional/placement obligations; and (iii) AOL shall have the right to receive the Bounties and revenue share payments referenced in Section 4.3 hereof, without regard to any performance hurdles set forth therein. A Renewal Term shall automatically commence following the expiration of the Initial Term (or prior Renewal Term, as the case may be), provided that AOL shall be entitled to terminate any such Renewal Term with ninety (90) days prior written notice to ICP. Notwithstanding the foregoing, ICP may terminate this Agreement on thirty (30) days prior written notice to AOL in the event that AOL acquires or forms or is acquired by an ICP Competitor during any Renewal Term.

         5.3. CONTINUED LINKS; WIND-DOWN.

              5.3.1. CONTINUED LINKS. Upon expiration of the Term, AOL may, in its discretion, continue to promote one or more "pointers" or links from the AOL Properties to the Principal ICP Interactive Site and continue to use ICP's trade names, trade marks and service marks in connection therewith (collectively, a "Continued Link"). With respect to only the first year after the expiration of the Term, and provided that AOL maintains a Continued Link during such period, (a) ICP shall pay AOL the share of Job Listing Revenues required pursuant to Section 4.3 hereof (but no other payments described in Section 4.3), without regard to any performance hurdles set forth therein, and (b) Sections 4.5, 4.6 and 4.7 shall continue to apply with respect to the Continued Link and any transactions arising therefrom.

              5.3.2. WIND-DOWN. Upon expiration of the Term, AOL Users shall have the right to access any of the features of the Affiliated ICP Site which shall be transferred to the Principal ICP Interactive Site (including, without limitation, any resume builder product or any other employment-related services (e.g., auction services, temporary employment services, etc.)), and AOL Users shall have the right to access, update and/or remove their resumes from relevant ICP databases. Notwithstanding any provision of this Agreement to the contrary, ICP shall be entitled to maintain and use on an exclusive basis AOL Keywords: Monster and


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                        Monster.com for a two (2) year period following the
                        expiration of the Term and such keyword shall link to such ICP Interactive Site as ICP shall designate.

         5.4. TERMINATION FOR BREACH. Except as expressly provided elsewhere in this Agreement, either Party may terminate this Agreement including at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty
              (30) days written notice thereof to the other Party (or such shorter period as may be specified elsewhere in this Agreement); provided that the cure period with respect to any scheduled payment will be fifteen (15) days from the date of notice of non-payment. Notwithstanding the foregoing, in the event of a material breach of a provision that expressly requires action to be completed within an express period shorter than 30 days, either Party may terminate this Agreement if the breach remains uncured for such shorter period after written notice thereof to the other Party. Notwithstanding the foregoing, the Parties agree that this Agreement shall not terminate during any period during which the Parties retain a third party mediator in accordance with Section
              6.1. In the event that either Party shall terminate this Agreement during the Initial Term pursuant to this Section 5.4, ICP shall have no obligation to make further payments hereunder and AOL shall pay ICP a pro rata refund of the payments theretofore made by ICP pursuant to Section 4.1 calculated in accordance with the Pro Rata Refund Formula; provided, however, that AOL shall have no obligation to pay ICP a pro rata refund in the event that AOL terminates this Agreement as a result of ICP's failure to make payments due hereunder (an "ICP Nonpayment Termination").In the event that AOL is awarded damages against ICP in connection with an ICP Nonpayment Termination, ICP shall have the right to decrease the amount of such damages by the Offset Amount; provided, however, that ICP shall in no event be entitled to, or have any interest in the Offset Amount, except to satisfy (partially or in full, as the case may be) such damages awarded to AOL. For the purposes of this Agreement, the "Offset Amount" shall mean, upon an ICP Nonpayment Termination, the amount equal to the difference between (a) the total amount paid by ICP to AOL pursuant to Section 4.1 of this Agreement as of the date of such ICP Nonpayment Termination and (b) the product of $100,000,000 multiplied by a fraction the numerator of which shall be the total number of days elapsed in the Initial term and the denominator of which shall be 1461.

         5.5. TERMINATION FOR BANKRUPTCY/INSOLVENCY. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

         5.6. TERMINATION ON CHANGE OF CONTROL. In the event of (i) a Change of Control of ICP resulting in control of ICP by an Interactive Service, AOL may terminate this Agreement within thirty (30) days after such Change of Control; (ii) a Change of Control of AOL resulting in control of AOL by an ICP Competitor, ICP may terminate this Agreement; or (iii) a Change of Control of AOL, AOL or ICP may terminate this Agreement by providing forty five (45) days prior written notice of such intent to terminate, but such notice must be given within thirty (30) days after such Change of Control. In the event that AOL shall terminate this Agreement pursuant to this Section 5.6, ICP shall have no obligation to make further payments hereunder and AOL shall pay ICP a pro rata refund of the payments theretofore made pursuant to Section 4.1, calculated in accordance with the Pro Rata Refund Formula.

         5.7. PROMOTIONAL MATERIALS/PRESS RELEASES. Each Party will submit to the other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing,


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              advertising, or other promotional materials, including Press
              Releases, related to the Affiliated ICP Sites and/or referencing the other Party and/or its trade names, trademarks, and service marks (the "Promotional Materials"); provided, however, that either Party's use of screen shots of any Affiliated ICP Site for promotional purposes will not require the approval of the other Party so long as America Online-Registered Trademark- is clearly identified as the source of such screen shots; and provided further, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials, will not require the approval of the other Party. Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Promotional Materials. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of promoting any such Affiliated ICP Site and the content contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted. In the event that either Party issues a press release or other promotional material in contravention of the requirements of this
              Section 5.7, at the demand of the other Party, such Party shall issue within forty eight (48) hours of demand therefor an equally prominent (as reasonably determined by the other Party) press release retracting the previous press release or other promotional material, as the case may be.


6.       MANAGEMENT COMMITTEE; JURISDICTION.

         6.1. MANAGEMENT COMMITTEE. The Parties will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, claim, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot resolve the Dispute within such time frame, the Dispute will be submitted to the Management Committee for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute; provided further that the Management Committee will have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten-day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute (except that mediation is mandatory if required pursuant to Section 1.1 of this Agreement). In the event the Management Committee elects not to retain a mediator, the dispute will be subject to resolution by litigation. "Management Committee" will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section 6 and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this
              Section 6.

         6.2. CHOICE OF LAW; JURISDICTION. Any Dispute that is not finally resolved by the Management Committee (collectively, "Claims") will be resolved in a court of competent jurisdiction in either the State of Delaware. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the State of Delaware and the federal courts situated in those


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              states over any and all Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such Claims. Each Party will pay the fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees").

7. EFFECT ON NETCENTER SERVICES AGREEMENT. This Agreement supersedes in its entirety that certain Netcenter Services Agreement dated as of April 29,1998 by and between Netscape Communications Corporation and ICP (collectively, the "NSA"), and the NSA is hereby expressly terminated and shall be of no further force and effect. ICP shall receive a prorated credit hereunder for any amounts which have been paid but unaccrued under the NSA, which shall be credited against the payment to be made pursuant to
     Section 4.1(ii).

8. EFFECT ON ASSIGNMENT AGREEMENT. This Agreement supersedes in its entirety that certain Assignment Agreement dated as of June 1,1998 by and between AOL, ICP and i Village, Inc., a Delaware corporation (the "AA"), and the AA is hereby expressly terminated and shall be of no further force and effect. The Parties agree that no amounts shall be payable under the AA as of the date hereof or in the future.

9. STANDARD TERMS. The Standard Online Commerce Terms & Conditions set forth on Exhibit F attached hereto and Standard Legal Terms & Conditions set forth on Exhibit G attached hereto are each hereby made a part of this Agreement.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]


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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the
Effective Date.

AMERICA ONLINE, INC.                           TMP INTERACTIVE, INC.

By: /s/ David M. Colburn                       By: /s/ Jeff Taylor
   --------------------------------               ----------------------------
Name                                           Name:
Title: President - Business Affairs            Title: President


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                                    EXHIBIT A

                               PLACEMENT/PROMOTION

I.       CARRIAGE PLAN - SEE ATTACHED

II.      SEARCH TERMS

         A. During the Term, subject to the terms and conditions hereof, ICP shall have the exclusive right to use the following Keyword Search Terms:
Monster.com and Monster (the "ICP Keywords"). The ICP Keywords shall point directly to a co-branded first screen on the Affiliated ICP Site.

         B. During the Term, the generic search terms job, jobs, employment, self-employment, career, careers, help wanted, executive search, free agent, free agents, resumes and independent professional (collectively, the Generic Keyword Search Terms") will point to career-related areas that contain ICP placements or Content within the AOL Properties, to be determined by AOL in its reasonable discretion upon consultation with ICP (the "Generic Search Term Right"), PROVIDED that the ICP placements or Content shall appear prominently on such page, subject to the Programming Plan. In the event that any AOL Property does not have a Career Area, the Generic Keyword Search Terms on such AOL Property shall point to the appropriate Affiliated ICP Site or, if none, to the Principal ICP Interactive Site.

         C. Notwithstanding the foregoing, the delivery of the Generic Search Terms and the ICP Keywords shall be subject to compliance by ICP with its material obligations set forth in this Agreement, including, without limitation, the obligations set forth on Exhibit C to this Agreement. In the event that any third party reasonably claims any proprietary right in any of the Generic Search Terms, AOL shall have the right to immediately terminate the Generic Search Term Right.


CONFIDENTIAL

                                                                 EXECUTION COPY


CARRIAGE PLAN:

INTEGRATED IMPRESSIONS AND PERMANENT
PLACEMENTS



AOL SERVICE                             START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
Teen Career Decision Guide Special       12/10/99  12/9/03
Offer Button on Overview Pages (AOL                              [*****]        [*****]       [*****]        [*****]        [*****]
Service only) (permanent)

Permanent Contextual Promotion in "My    12/10/99  12/9/03
AOL" Interests Tab                                               [*****]        [*****]       [*****]        [*****]        [*****]
Careers Newsletter (1X per month)        12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Workplace Job Search Screen (permanent)  12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Workplace Job Search Results             12/10/99  12/9/03
(permanent)                                                      [*****]        [*****]       [*****]        [*****]        [*****]
TBD Content Integration (permanent)      12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Workplace Professions (permanent)        12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Workplace Job Search & Job Alerts on     12/10/99  12/9/03
Main Screen (permanent)                                          [*****]        [*****]       [*****]        [*****]        [*****]
Workplace - Post a Resume (permanent)    12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]




AOL.com                                 START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
Int. Branded Placements on Careers       12/10/99  12/9/03
Webcenter Main and Jobs Dept. (perm.)                            [*****]        [*****]       [*****]        [*****]        [*****]
====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]





DCI                                     START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
Jobs & Careers - City Main Page -        12/10/99  12/9/03
Monster Search, Post & Agent Promo                               [*****]        [*****]       [*****]        [*****]        [*****]
Jobs & Careers - Jobs Postings - Non     12/10/99  12/9/03
clickable Logo                                                   [*****]        [*****]       [*****]        [*****]        [*****]
Jobs & Careers - Jobs Listing Search     12/10/99  12/9/03
Agent - Rotating Text                                            [*****]        [*****]       [*****]        [*****]        [*****]
====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]




NETSCAPE NETCENTER                      START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
Career Center Main Page - Career         12/10/99  12/9/03
Toolkit (permanent)                                              [*****]        [*****]       [*****]        [*****]        [*****]
Career Center Job Search Results         12/10/99  12/9/03
(permanent)                                                      [*****]        [*****]       [*****]        [*****]        [*****]



CONFIDENTIAL

                                                                 EXECUTION COPY


====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]




ICQ                                     START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
Registration Center Listing - listing    12/10/99  12/9/03
of ICQ Jobs (powered by Monster) in                                    -              -             -              -              -
registration center
Contact List Integration - enabling      12/10/99  12/9/03
inbound/outbound functionality for ICQ                                 -              -             -              -              -
Jobs (powered by Monster)

Plugins - extending functionalities on   12/10/99  12/9/03
ICQ specific to ICQ Jobs (powered by                                   -              -             -              -              -
Monster)

Viral Marketing/Propagation - enabling   12/10/99  12/9/03
ICQ users to send ICQ Jobs (powered by                                 -              -             -              -              -
Monster) to each other
Scrolling News Ticker - content          12/10/99  12/9/03
programming of multiple channels by                                    -              -             -              -              -
Monster
Content Integration - Monster content    12/10/99  12/9/03
integrated into ICQ Portal Jobs and                                    -              -             -              -              -
Careers Channel
====================================================================================================================================
                                                                       0              0             0              0
                                                                                                                                  -




COMPUSERVE                              START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
Premiere Aggregator Placement in the     12/10/99  12/9/03
Career Center on CS and CS.com:                                  [*****]        [*****]       [*****]        [*****]        [*****]
Branded (permanent)

Premiere Positioning on CS and CS.com    12/10/99  12/9/03
Web Centers in the Research and                                  [*****]        [*****]       [*****]        [*****]        [*****]
Education Center (permanent)
====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]



INTERNATIONAL                           START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
AOL Canada Workplace Mainscreen
AOL.CA - Careers channel
Netscape.CA Careers area
====================================================================================================================================
                                                                       0              0             0              0
                                                                                                                                  -



CROSS BRAND PRODUCTS                    START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
Classifieds Plus Employment Main         12/10/99  12/9/03
Screen (permanent)                                              [*****]        [*****]       [*****]        [*****]        [*****]
Classifieds Job Search Screen            12/10/99  12/9/03
(permanent)                                                     [*****]        [*****]       [*****]        [*****]        [*****]
Classifieds Job Results Screen           12/10/99  12/9/03
(permanent)                                                     [*****]        [*****]       [*****]        [*****]        [*****]



CONFIDENTIAL

                                                                 EXECUTION COPY


Classifieds Post a Resume Screen         12/10/99  12/9/03
(permanent)                                                      [*****]        [*****]       [*****]        [*****]        [*****]
Career Decision Guide Anchor Tenant on   12/10/99  12/9/03
Main and Results Pages (Across All                               [*****]        [*****]       [*****]        [*****]        [*****]
Brands) (permanent)

Career Decision Guide Special Offer      12/10/99  12/9/03
Button on Overview Pages (Across All                             [*****]        [*****]       [*****]        [*****]        [*****]
Brands) (permanent)
====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]

TOTALS                                                           [*****]        [*****]       [*****]        [*****]        [*****]





BANNER IMPRESSIONS


AOL SERVICE                             START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
Business News Feeds Banners              12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Personal Finance ROS Banners             12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
News ROS Banners                         12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Teens ROS Banners                        12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Email ROS                                12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]




AOL.COM                                 START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
My News - Run of Entertainment News      12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
My News - Run of Sports                  12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
My News - Run of Top News                12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Search 2000 - Terms TBD                  12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
AIM                                      12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]




DCI                                     START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
DCI ROS Banners                          12/10/99 234X60
                                                                [*****]        [*****]       [*****]        [*****]        [*****]



CONFIDENTIAL

                                                                 EXECUTION COPY


DCI ROS Text                            DCI ROS   Text
                                        Text                    [*****]        [*****]       [*****]        [*****]        [*****]
====================================================================================================================================
                                                                [*****]        [*****]       [*****]        [*****]        [*****]



NETSCAPE NETCENTER                      START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
Business Main Page Text Links            12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Personal Finance Main Page Banners       12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Personal Finance Main Page Text Links    12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Personal Finance ROS Banners             12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Personal Finance ROS Text Links          12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
NSCP Homepage                            12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]



ICQ                                     START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
Ads (banner, text promos, wingdings,     12/10/99  12/9/03
teasers, related links) in ICQ Portal                            [*****]        [*****]       [*****]        [*****]        [*****]
Channels
Targeted ICQ Search Results (Search      12/10/99  12/9/03
Terms TBD)                                                       [*****]        [*****]       [*****]        [*****]        [*****]
Targeted co-Browsing Ads (URLs TBD)      12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Targeted Web Directory Categories        12/10/99  12/9/03
(Areas/Topics TBD)                                               [*****]        [*****]       [*****]        [*****]        [*****]
Portal Channel "What's Related" Links    12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Portal Channel Community Links           12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Broad Reach                              12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]



COMPUSERVE                              START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
Communications Mindset Package Banners   12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Business and Professional Mindset        12/10/99  12/9/03
Package Banners                                                  [*****]        [*****]       [*****]        [*****]        [*****]
Compuserve Main Menu Placements          12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
TBD Mindset Package Banners              12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
Branded Positioning on CS.com Main       12/10/99  12/9/03
Menu Search Box (permanent)                                      [*****]        [*****]       [*****]        [*****]        [*****]
What's New!  Scrolling Ticker            12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]



CONFIDENTIAL

                                                                 EXECUTION COPY


====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]




INTERNATIONAL                           START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
AOL Canada ROS                           12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]

====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]



PARTNER                                 START     END         IMPS/Y1        IMPS/Y2       IMPS/Y3        IMPS/Y4         IMPS
                                        --------------------------------------------------------------------------------------------
Realtor.com ROS Banners                  12/10/99  12/9/03
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]
====================================================================================================================================
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]

TOTALS                                                           [*****]        [*****]       [*****]        [*****]        [*****]

Grand Total
                                                                 [*****]        [*****]       [*****]        [*****]        [*****]



     Key:
         Imps = Impressions
         Y1 = Year 1
         Y2 = Year 2
         Y3 = Year 3
         Y4 = Year 4


CONFIDENTIAL

                                                                 EXECUTION COPY

                                    EXHIBIT B

                                   DEFINITIONS

The following definitions will apply to this Agreement:

AA. "AA" shall have the meaning set forth in Section 8 of this Agreement.

ACTION. "Action" shall have the meaning set forth in Section 9.4 of Exhibit G hereto.

AD PROGRAM. "Ad Program" shall have the meaning set forth in Section 2.10.2 of this Agreement.

ADVERTISEMENTS. "Advertisements" shall have the meaning set forth in Section
2.10.1 of this Agreement.

ADVERTISING REVENUES. Aggregate amounts collected plus the fair market value of any other compensation received (such as barter advertising) by ICP, AOL or either Party's agents, as the case may be, arising from the license or sale of advertisements, promotions, links or sponsorships ("Advertisements") that appear within any pages of (i) any Affiliated ICP Site which may be exclusively available to AOL Users and/or (ii) the Principal ICP Interactive Site. AOL Advertising Revenues does not include amounts arising from Advertisements on any screens or forms preceding, framing or otherwise indirectly associated with any Affiliated ICP Site, which will be sold exclusively by AOL.

AFFILIATED ICP SITES. The specific customized and co-branded areas or web sites residing on ICP's servers to be promoted and distributed by AOL hereunder through which ICP can market and complete transactions regarding its Products.

ALTERNATIVE REVENUE STREAM. "Alternative Revenue Stream" shall have the meaning set forth in Section 4.9 of this Agreement.

AOL CANADA. The standard AOL Canada brand service, which is optimized for narrow-band distribution (but may, but need not, be accessed through a broadband platform), specifically excluding (a) AOL.com, Netcenter or any other AOL Interactive Site, (b) the America Online brand service and the international versions of an America Online service (other than the Canadian version thereof) (E.G., AOL Japan), (c) the CompuServe-Registered Trademark-brand service and any other CompuServe products or services (d) "ICQ-TM-," "AOL NetFind-TM-," "AOL Instant Messenger-TM-," "Digital City," "NetMail-TM-," "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online-Registered Trademark- brand service, (e) any programming or Content area offered by or through the U.S. version of the America Online-Registered Trademark- brand service over which AOL does not exercise substantially complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the AOL Canada brand service, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (h) any other version of an America Online service which, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service or any version optimized for any broadband distribution platform or through any platform or device other than a desktop personal computer, is materially different from the standard AOL Canada brand service, which is optimized for narrow-band distribution (but may, but need not, be accessed through a broadband platform).

AOL COMPONENT PRODUCTS. Chat, buddy list, and/or message board technology, calendars, review services, voice communications or homesteading products or services.

AOL EXCLUSIVE OFFERS. "AOL Exclusive Offers" shall have the meaning set forth in
Section 2.6 of this Agreement.


CONFIDENTIAL
                                       25

                                                                 EXECUTION COPY


AOL INTERACTIVE SITE. Any Interactive Site which is managed, maintained, owned or controlled by AOL or its agents.

AOL LOOK AND FEEL. The elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with Interactive Sites within the AOL Service or AOL.com.

AOL MEMBER. Any authorized user of the AOL Service, including any sub-accounts using the AOL Service under an authorized master account.

AOL NETWORK. (i) The AOL Service, (ii) AOL.com, (iii) CompuServe, (iv) Digital City, (v) Netscape Web Site, (vi) ICQ, and (vii) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide (and including those properties excluded from the definitions of the AOL Service or AOL.com). The AOL Network does not include the Affiliated ICP Sites.

AOL PREMIER PARTNER CATEGORIES. Books (but not career related books), long distance services, flowers, greeting cards, compact discs (but not career related compact disks), DVDs and Videos (but not career related DVDs or Videos), financial services (but not career related financial services) and auctions (but not including career related auctions such as Talent Market). AOL PROMOS. "AOL Promos" shall have the meaning set forth in Section A of Exhibit C hereto.

AOL PROPERTIES. The AOL Service, AOL.com, the CompuServe Service, the Netscape Web Site, Digital City, ICQ and AOL Canada. Each of such properties may be individually referred to herein as an "AOL Property." The AOL Properties do not include the Affiliated ICP Sites.

AOL SERVICE. The standard U.S. version of the America Online-Registered Trademark- brand service, which is optimized for narrow-band distribution (but may, but need not, be accessed through a broadband platform), or its successor, specifically excluding (a) AOL.com, Netcenter or any other AOL Interactive Site, (b) the international versions of an America Online service (other than the Canadian version thereof, i.e., AOL Canada) (E.G., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "ICQ-TM-," "AOL NetFind-TM-," "AOL Instant Messenger-TM-," "Digital City," "NetMail-TM-," "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online-Registered Trademark- brand service, (e) any programming or Content area offered by or through the U.S. version of the America Online-Registered Trademark- brand service over which AOL does not exercise substantially complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online-Registered Trademark- brand service, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (h) any other version of an America Online service which, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service or any version optimized for any broadband distribution platform or through any platform or device other than a desktop personal computer, is materially different from the standard U.S. version of the America Online brand service, which is optimized for narrow-band distribution (but may, but need not, be accessed through a broadband platform).

AOL USER. Any user of the AOL Service, AOL.com, CompuServe, Digital City, Netcenter, the AOL Network, or the AOL Properties.

AOL.COM. AOL's primary Internet-based Interactive Site marketed under the "AOL.COM-TM-" brand, or any successor thereto specifically excluding (a) the AOL Service, (b) Netcenter, (c) any international versions of such site (other than the Canadian version thereof, if any), (d) "ICQ," "AOL NetFind-TM-," "AOL Instant

CONFIDENTIAL
                                       26

                                                                 EXECUTION COPY


Messenger-TM-," "NetMail-TM-," "AOL Hometown," "My News" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise substantial operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through such site which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online Interactive Site which, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM-TM-" brand.

ATTORNEYS' FEES. "Attorneys' Fees" shall have the meaning set forth in Section
6.2 of this Agreement.

BANNER IMPRESSIONS. Those Impressions so designated on Exhibit A.

BANNER IMPRESSIONS COMMITMENT. "Banner Impressions Commitment" shall have the meaning set forth in Section 1.2.2 of this Agreement.

BANNER IMPRESSIONS FINAL SHORTFALL. "Banner Impressions Final Shortfall" shall have the meaning set forth in Section 1.2.2 of this Agreement.

BOUNTIES. "Bounties" shall have the meaning set forth in Section 4.3 of this Agreement.

CAREER AREAS. The WorkPlace and ClassifiedPlus areas (or any similar or successor areas thereto) of each of the AOL Service, AOL.com, the CompuServe Service, the Netscape Web Site, ICQ, AOL Canada and Digital City, as well as the Affiliated ICP Sites.

CHANGE OF CONTROL. (a) The consummation of a reorganization, merger or consolidation or sale or other disposition of substantially all of the assets of a party or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1933, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

ClassifiedPlus. The ClassifiedPlus or similar area (or any successor area) which includes employment and other classified listings (e.g., real estate, employment, general merchandise) on the AOL Properties.

COMPLEMENTARY PRODUCTS AND SERVICES. Any career related product or service other than those on Exhibit D, such as payroll processing applications.

COMPUSERVE SERVICE. The standard U.S. version of the CompuServe brand service, which is optimized for narrow-band distribution (but may, but need not, be accessed through a broadband platform), or its successor thereto specifically excluding (a) any international versions of such service (other than the Canadian version thereof, if any), (b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise substantially complete operational


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control (e.g., third-party Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content and (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services and/or functionality materially different from the Content, distribution, services and/or functionality associated with the standard U.S. version of the CompuServe brand service, which is optimized for narrow-band distribution (but may, but need not, be accessed through a broadband platform), including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer and (h) any property, feature, product or service which CompuServe or its affiliates may acquire subsequent to the Effective Date.

CONFIDENTIAL INFORMATION. Any information relating to or disclosed in the course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, AOL Users, and ICP customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

CONTENT. Text, images, video, audio (including, without limitation, music used in synchronism or timed relation with visual displays) and other data, Products, advertisements, promotions, URLs, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

CONTEST. "Contest" shall have the meaning set forth in Section 3 of Exhibit F hereto.

CONTINUED LINK. "Continued Link" shall have the meaning set forth in Section
5.3.1 of this Agreement.

CUSTOMERS. "Customers" shall have the meaning set forth in Section 9 of Exhibit F hereto.

DIGITAL CITY. The standard, U.S. version of Digital City's local content offerings marketed under the Digital City-Registered Trademark- brand name, which is optimized for narrow-band distribution (but may, but need not, be accessed through a broadband platform), or its successors thereto, specifically excluding (a) the AOL Service, AOL.com, Netcenter, or any other AOL Interactive Site, (b) any international versions of such local content offerings (other than the Canadian version thereof, if any), (c) the CompuServe-Registered Trademark- brand service and any other CompuServe products or services (d) "ICQ-TM-," "AOL NetFind-TM-," "AOL Instant Messenger-TM-," "Digital City," "NetMail-TM-," "Electra", "Thrie", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of Digital City's local content offerings, (e) any programming or Content area offered by or through such local content offerings over which AOL does not exercise substantial operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date, (h) any other version of a Digital City local content offering which is materially different from the U.S. version of Digital City's local content offerings marketed under the Digital City-Registered Trademark- brand name, which, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the offerings or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, is optimized for narrow-band distribution (but may, but need not, be accessed through a broadband platform), and (i) Digital City-branded offerings in any local area where such offerings are not owned or operationally controlled by America Online, Inc. or DCI (e.g., Chicago, Orlando, South Florida, and Hampton Roads).

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DISCLAIMED DAMAGES. "Disclaimed Damages" shall have the meaning set forth in
Section 9.1 of Exhibit G hereto.

DISPUTE. "Dispute" shall have the meaning set forth in Section 6.1 of this Agreement.

EDITORIAL CONTENT. "Editorial Content" shall have the meaning set forth in
Section 2.2 of this Agreement.

EXCLUSIVE SERVICES. "Exclusive Services" shall have the meaning set forth in
Section 3.1 of this Agreement.

FIRST LEVEL DETAIL SCREEN. The screen with respect to each ICP Classifieds Listing that is linked to from the Results Screen, resides on AOL's servers, and provides a textual description of a specific employment opportunity.

ICP COMPETITORS. Any entity which has as a core business the provision of products or services equivilent to any of the Exclusive Services.

ICP CREDITED PAGE. Any page within the AOL Properties created for the primary purpose of displaying ICP Content (e.g., a ClassifiedPlus results page showing ICP Content).

ICP INTERACTIVE SITE. Any Interactive Site (other than the Affiliated ICP Sites) which is managed, maintained, owned or controlled by ICP or its agents.

ICP NONPAYMENT TERMINATION. "ICP Nonpayment Termination" shall have the meaning set forth in Section 5.4 of the Agreement.

ICP TECHNICAL PROBLEM. "ICP Technical Problem" shall have the meaning set forth in Section 5 of Exhibit E hereto.

ICQ. The standard, English-language version of the instant messaging, chat and "buddy list" service of ICQ as made available by or through ICQ or any affiliate of ICQ and any successor services thereto, including any Updates to such service, but specifically excluding (a) "ICQ It!" or any other product, service, property, programming or Content area over which ICQ or any ICQ affiliate does not exercise substantial operational control, (b) any non-instant messaging, non-chat or non-buddy-list services (including, without limitation, e-mail or e-mail services), (c) ICQ Web hosting, unified messaging, search, co-browsing, shopping or ticker areas or services (including, without limitation, any related "push" products or services), (d) any clients unrelated to instant messaging and buddy lists (e) any property, feature, product or service which ICQ or any ICQ Affiliate acquires subsequent to the Effective Date, (f) any version of ICQ that is co-branded with an unaffiliated third party, and (g) any other version of an ICQ service which, by virtue of its features, functionality or distribution, is materially different from the platform on which the ICQ Service operates as of the Effective Date (e.g., an ICQ service designed primarily for distribution over a cable TV, satellite TV or comparable broadband network, or an ICQ service designed primarily for distribution to a hand-held, wireless personal digital assistant (e.g., a Palm VII PDA).

IMPRESSION. A page view containing the applicable Promotion served to a user, as such page views may be reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

INDEMNIFIED PARTY. "Indemnified Party" shall have the meaning set forth in
Section 9.4 of Exhibit G hereto.

INDEMNIFYING PARTY. "Indemnifying Party" shall have the meaning set forth in
Section 9.4 of Exhibit G hereto.


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INITIAL TERM. "Initial Term" shall have the meaning set forth in Section 5.1 of this Agreement.

INTEGRATED IMPRESSIONS. "Integrated Impressions" shall have the meaning set forth in Section 1.2.1 of this Agreement.

INTEGRATED IMPRESSIONS COMMITMENT. "Integrated Impressions Commitment" shall have the meaning set forth in Section 1.2.1 of this Agreement.

INTEGRATED IMPRESSIONS FINAL SHORTFALL. "Integrated Impressions Final Shortfall" shall have the meaning set forth in Section 1.2.1 of this Agreement.

INTERACTIVE SERVICE. An entity offering one or more of the following: (i) online or Internet connectivity services (e.g., an Internet service provider); (ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service) and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mall or other leading online commerce site); (iii) a persistent desktop client; and (iv) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages (whether by telephone, computer or other means).

INTERACTIVE SITE. Any interactive site or area, including, by way of example and without limitation, (i) an ICP site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's Active Desktop.

JOB LISTING REVENUES. Amounts owed to ICP by third parties solely in connection with the posting of employment opportunities on or through the Affiliated ICP Sites (but not on or through the Principal ICP Interactive Site or any other ICP Interactive Site), as further described in Section A of Exhibit L hereto.

JOBS DATABASE. The integrated database of ICP's jobs listings to be supplied by ICP hereunder.

KEYWORD SEARCH TERMS. (a) The Keyword-TM- online search terms made available on the AOL Service, combining AOL's Keyword-TM- online search modifier with a term or phrase specifically related to ICP (and determined in accordance with the terms of this Agreement), and (b) the Go Word online search terms made available on CompuServe, combining CompuServe's Go Word online search modifier with a term or phrase specifically related to ICP and determined in accordance with the terms of this Agreement).

LAUNCH DATE. "Launch Date" shall have the meaning set forth in Section 17 of Exhibit G hereto.

LIABILITIES. "Liabilities" shall have the meaning set forth in Section 9.3 of Exhibit G hereto.

LICENSED CONTENT. All Content offered through any Affiliated ICP Site(s) pursuant to this Agreement or otherwise provided by ICP or its agents in connection herewith (e.g., offline or online promotional Content, Promotions, AOL "slideshows" , etc.), including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

MANAGEMENT COMMITTEE. "Management Committee" shall have the meaning set forth in
Section 6.1 of this Agreement.

MARKS. "Marks" shall have the meaning set forth in Section 3 of Exhibit G hereto.

NETSCAPE WEB SITE. The collection of local language HTML documents targeted at end users in the territory programmed and freely accessible to the public via the Internet at the URL http://home.netscape.com (or any successor address designated from time to time by Netscape


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Communications Corporation, but specifically excluding (a) the AOL Service,
(b) AOL.com, (c) any international versions (other than the Canadian version thereof, if any) of such site, (d) "ICQ," "AOL Netfind-TM-," "AOL Instant Messenger-TM-," "NetMail-TM-," "AOL Hometown," "My News," "Digital City-TM-," or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise substantially complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas),
(f) any programming or Content area offered by or through the U.S. version of the America Online-Registered Trademark- brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra),
(g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter-TM-" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer (e.g. Custom NetCenters built specifically for third parties).

NEW FUNCTIONALITY. "New Functionality" shall have the meaning set forth in
Section 9.v of Exhibit E hereto.

OFFSET AMOUNT. "Offset Amount" shall have the meaning set forth in Section 5.4 of the Agreement.

PERSONAL ALERT PROFILE BOUNTIES. "Personal Alert Profile Bounties" shall mean the bounty fees set forth on Exhibit L hereto per AOL User Personal Alert Profile posted on or through any Affiliated ICP Site (but not on or through the Principal ICP Interactive Site or any other ICP Interactive Site).

PRESS RELEASE. "Press Release" shall have the meaning set forth in Section 5.7 of this Agreement.

PRINCIPAL ICP INTERACTIVE SITE. The principal ICP Interactive Site, currently located at the URL http://www.monster.com (or any successor Interactive Site thereto), but not including any co-branded Interactive Site.

PRIOR BUSINESS RELATIONSHIP. "Prior Business Relationship" shall have the meaning set forth in Section 11 of Exhibit G hereto.

PRO RATA REFUND FORMULA. [*****]

PRODUCT. Any product, good or service which ICP offers, sells, provides, distributes or licenses to AOL Users directly or indirectly through (i) any Affiliated ICP Site (including through any ICP Interactive Site linked thereto), or (ii) any other electronic means directly targeted to AOL Users (e.g., e-mail offers).

PRODUCTION PLAN. "Production Plan" shall have the meaning set forth in Section 10 of Exhibit F hereto.


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PROGRAMMING PLAN. The plan dated December 1, 1999 mutually agreed upon by the
Parties relating to ICP's presence on the AOL Properties and the Affiliated ICP Sites. The Programming Plan shall have been acknowledged in writing by the Parties.

PROJECT PROFILES. A description of a project seeking specific personnel to perform services in connection with such project.

PROMO CONTENT. "Promo Content" shall have the meaning set forth in Section 1.3 of this Agreement.

PROMOTIONAL MATERIALS. "Promotional Materials" shall have the meaning set forth in Section 1 of Exhibit G hereto.

PROMOTIONS. The promotions described on Exhibit A, any comparable promotions delivered by AOL in accordance with Section 1.1 of this Agreement, and any additional promotions of any Affiliated ICP Site provided by AOL (including, without limitation, additional Keyword Search Terms and other navigational tools).

PROMOTIONS REPORTS. "Promotions Reports" shall have the meaning set forth in
Section 4.7.2 of this Agreement.

QUALIFIED SUBSCRIBER. Any person or entity who registers for the AOL Service or the CompuServe Service (as the case may be) during the Term pursuant to the partner marketing arrangement described in Section C of Exhibit C hereto (i.e., using ICP's special promotion identifier) and who pays the then-standard fees required for membership to the Service for at least sixty (60) consecutive days (following the expiration of any free service promotional period).

RENEWAL TERM. "Renewal Term" shall have the meaning set forth in Section 5.2 of this Agreement.

RESULTS SCREEN. Any screen or page within the Classified Area displaying results of an AOL user Search of the Database displayed within the user interface designed by AOL pursuant to this Agreement.

RESUME ACQUISITION BOUNTIES. The bounty fees set forth on Exhibit L hereto per AOL User resume posted on or through any Affiliated ICP Site (but not on or through the Principal ICP Interactive Site or any other ICP Interactive Sites, except during the period prior to the launch of the Affiliated ICP Sites as the result of links from the AOL Properties).

SEARCH. A query made by an AOL user on any Search Screen which links to a Results Screen, consisting of results (or a statement that no matching results are available in the Database) when an AOL user clicks on a "search" or "go" or similar button after partially or fully completing a search form designed to query the Search.

SEARCH SCREEN. Any screen or page within the Classified Area where an AOL user is prompted to manually type in a category and a location to form the basis of a query of the Search.

TALENT MARKET. An online marketplace in which either (i) individual free agents, individual consultants and independent professionals market their skills to employers or (ii) employers market their job opportunities to job seekers, in an auction-style environment (but specifically excludes contract service businesses (e.g., accounting or legal services) and includes, but is not limited to, the ICP Product currently known as Talent Market.

TERM. "Term" shall have the meaning set forth in Section 5.2 of this Agreement.

TERMINATION DATE. The date on which this Agreement terminates.


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TRANSACTION REPORTS. "Transaction Reports" shall have the meaning set forth in
Section 4.7.1 of this Agreement.

USER INFORMATION. "User Information" shall have the meaning set forth in Section 13 of Exhibit G hereto.

VIRTUAL CAREER FAIR FEES. The fees collected in connection with virtual career fairs conducted on or through any Affiliated ICP Site (but not on or through the Principal ICP Interactive Site or any other ICP Interactive Site).

WORKPLACE. The Workplace area of the AOL Service (or any similar area on any of the AOL Properties or successor area thereto).

YEAR. The time period between each of (i) the Effective Date and the first anniversary thereof; (ii) the day immediately following the first anniversary of the Effective Date and the second anniversary of the Effective Date; (iii) the day immediately following the second anniversary of the Effective Date and the third anniversary of the Effective Date; and (iv) the day immediately following the third anniversary of the Effective Date and the fourth anniversary of the Effective Date.

YEAR 1. The first Year of this Agreement.

YEAR 2. The second Year of this Agreement.

YEAR 3. The third Year of this Agreement.

YEAR 4. The fourth Year of this Agreement.


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                                    EXHIBIT C

                               ICP CROSS-PROMOTION

A. Within the Principal ICP Interactive Site (specifically not including any co-branded sites), ICP shall include (above or below the fold, as ICP shall determine) the following (collectively, the "AOL Promos"): (i) a promotional banner or button (at least 90 x 30 pixels or 70 x 70 pixels in size) appearing on the first screen of the Principal ICP Interactive Site, to promote such AOL products or services as AOL may designate and are not competitive with ICP (for example, the America Online-Registered Trademark- brand service, the CompuServe-Registered Trademark-brand service, the AOL.com-Registered Trademark- site, any of the Digital City services or the AOL Instant Messenger-TM-service); or (ii) a "Try AOL" feature (at least 90 x 30 pixels or 70 x 70 pixels in size) through which users can obtain promotional information about AOL products or services designated by AOL and are not competitive with ICP and, at AOL's option, download or order the then-current version of client software for such AOL products or services; OR (iii) a button or link to enable users to download either AOL -- Instant Messenger or ICQ (to be determined by AOL in AOL's sole discretion). AOL will provide the creative content to be used in the AOL Promos (including designation of links from such content to other content pages). ICP shall post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL Promos within five days of its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, ICP shall provide AOL with monthly written reports specifying the number of impressions to the pages containing the AOL Promos during the prior month. In the event that AOL elects to serve the AOL Promos to the Principal ICP Interactive Site from an ad server controlled by AOL or its agent, ICP shall take all reasonable operational steps necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the ICP Interactive Site on which the AOL Promos will appear. In addition, within the Principal ICP Interactive Site, ICP shall provide prominent promotion for the keywords granted to ICP hereunder.

B. In ICP's print, radio, television and "out of home" (e.g., buses and billboards) advertisements and in any publications, programs, features or other forms of media over which ICP exercises complete or substantially complete editorial control, ICP will include specific references to or mentions of the "keyword" term "Monster". Accordingly, in the case of all print and out of home advertisements, ICP shall include a reference to "America Online Keyword: Monster" in a type size reasonably determined in ICP's discretion. In the case of all radio and television advertisements, ICP shall include a voice (but not print) reference to one of the following (the selection of which shall be at ICP's discretion): "America Online Keyword: Monster," "AOL Keyword:
         Monster," "Located at Keyword Monster on America Online," or "Located at Keyword Monster on AOL"; provided, however, that to the extent practicable ICP shall use "America Online" rather than "AOL".

C. In addition to the foregoing, ICP shall provide AOL in advance with periodic media plans with respect to the ICP cross-promotional efforts set forth on this Exhibit C.

D. ICP will work with AOL to carry out at AOL's cost and expense (i) partner marketing arrangements designed to distribute AOL Service and/or CompuServe Service CD-ROMS and (ii) other promotional offers through its online and offline distribution channels and events. ICP shall receive a standard bounty fee for any Qualified Subscriber acquired through any such arrangements or promotions. In addition, AOL and ICP shall discuss in good faith further joint marketing opportunities.


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                                    EXHIBIT D

                            DESCRIPTION OF PRODUCTS

To the extent permitted by (and subject to the terms and conditions of) this
Agreement:

1.       The Exclusive Services (as defined in Section 3.1)
2.       Editorial Content related to the Exclusive Services


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                                   EXHIBIT D-1

                              AOL EXCLUSIVE OFFERS

AOL Exclusive Offers may include the following:

1.       [*****]
2.       [*****]


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                                    EXHIBIT E

                                   OPERATIONS


1. [Intentionally Omitted].

2. INFRASTRUCTURE OF AFFILIATED ICP SITES. ICP will be responsible for all communications, hosting and connectivity costs and expenses associated with the Affiliated ICP Sites. The Parties shall mutually agree as to the optimal means for connecting the Affiliated ICP Sites to the AOL Network. ICP will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Affiliated ICP Sites from the AOL Network. ICP will design and implement the network between the AOL Service and Affiliated ICP Sites such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach any Affiliated ICP Site from the AOL Network and (ii) no single line under material control by ICP will run at more than 70% average utilization for a 5-minute peak in a daily period (except that, provided that ICP can reasonably demonstrate that its network can accommodate anticipated traffic, ICP shall not be required to meet the threshold set forth in this Section 2(ii), (a) on the date of the Superbowl and the two days thereafter, or (b) on the commencement date of any major promotional activity, not to exceed four dates per calendar year, and the two days thereafter). In this regard, ICP will provide AOL, upon request, with a detailed network diagram regarding the architecture and network infrastructure supporting the Affiliated ICP Site. In the event that ICP elects to create a custom version of any Affiliated ICP Site in order to comply with the terms of this Agreement, ICP will bear responsibility for all aspects of the implementation, management and cost of such customized site.

3. OPTIMIZATION; SPEED. ICP will use commercially reasonable efforts to ensure that: (a) the functionality and features within each of the Affiliated ICP Sites and the Principal ICP Interactive Site are optimized for the client software then in use by AOL Members; and (b) the Affiliated ICP Sites are designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, ICP will ensure that any Affiliated ICP Site's data transfers initiate within fewer than fifteen (15) seconds on average. Prior to commercial launch of any material promotions described herein, ICP will permit AOL to conduct performance testing of the Affiliated ICP Sites (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing. In the event that the Parties determine that a high-speed connection is necessary to maintain quick and reliable transport of information to any Affiliated ICP Site, ICP shall pay for all technology and/or production related expenses associated with establishing and maintaining such high-speed connection, provided, however, that (i) AOL shall lease any necessary DS-3 lines at the best discounted rates available to AOL and charge back the cost (without markup) to ICP, and (ii) AOL shall not charge ICP any transit or peering fees.

4. USER INTERFACE. ICP will maintain a graphical user interface within each Affiliated ICP Site that is competitive in all material respects with interfaces of other similar sites based on similar form technology. AOL reserves the right to review and approve the user interface and site design prior to launch of the Promotions and to conduct focus group testing to assess compliance with respect to such consultation and with respect to ICP's compliance with the preceding sentence, provided such activities are completed within ten (10) business days of the date on which ICP makes such user interface and site design available to AOL.

5. TECHNICAL PROBLEMS. ICP agrees to use commercially reasonable efforts to address material technical problems (over which ICP exercises control) affecting use by AOL Members of any Affiliated ICP Site (a "ICP Technical Problem," which term shall include any violation by ICP of the requirements of this Exhibit E) promptly following notice thereof. In the event that ICP is unable to resolve a ICP Technical Problem within a commercially reasonable period following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to ICP hereunder until such time as ICP corrects the ICP Technical Problem at issue.

6. MONITORING. ICP will ensure that the performance and availability of the Affiliated ICP Sites is monitored on a continuous basis. ICP will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for ICP's principal business and technical representatives, for use in cases when issues or problems arise with respect to any Affiliated ICP Site.

7. TELECOMMUNICATIONS. Where applicable ICP will utilize encryption methodology to secure data communications between the Parties' data centers. The network between the Parties will be configured such that no single component failure will significantly impact AOL Users.

8. SECURITY. ICP will utilize Internet standard encryption technologies (e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers and banking/financial information) to and from any Affiliated ICP Site. Private member information shall not include any resume or job-related data. ICP will facilitate periodic reviews of the Affiliated ICP Sites by AOL in order to evaluate the security risks of such site. ICP will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

9. TECHNICAL PERFORMANCE.

    i. ICP will design the Affiliated ICP Sites to support the AOL-client embedded versions of the Microsoft Internet Explorer 3.XX and 4.XX browsers (Windows and Macintosh)and the Netscape Browser 4.XX and make commercially reasonable


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         efforts to support all other AOL browsers listed at:
         "http://webmaster.info.aol.com."

    ii. To the extent ICP creates customized pages on the Affiliated ICP Site for AOL Members, ICP will develop and employ a methodology to detect AOL Members (e.g. examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at: "http://webmaster. info.aol.com)."

    iii. ICP will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.

    iv. ICP will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing or preventing the caching of information in AOL's proxy system as outlined in the document provided at the following URL: http://webmaster.info.aol.com. ICP IS RESPONSIBLE FOR THE MANIPULATION OF THESE PARAMETERS IN WEB-BASED OBJECTS SO AS TO ALLOW THEM TO BE CACHED OR NOT CACHED AS OUTLINED IN RFC 1945.

    V. PRIOR TO RELEASING MATERIAL, NEW FUNCTIONALITY OR FEATURES THROUGH ANY AFFILIATED ICP SITE ("NEW FUNCTIONALITY"), ICP WILL USE COMMERCIALLY REASONABLE EFFORTS TO (I) TEST THE NEW FUNCTIONALITY TO CONFIRM ITS COMPATIBILITY WITH AOL SERVICE CLIENT SOFTWARE AND (II) PROVIDE AOL WITH WRITTEN NOTICE OF THE NEW FUNCTIONALITY SO THAT AOL CAN PERFORM TESTS OF THE NEW FUNCTIONALITY TO CONFIRM ITS COMPATIBILITY WITH THE AOL SERVICE CLIENT SOFTWARE, PROVIDED, HOWEVER, THAT SUCH TESTS SHALL BE COMPLETED WITHIN TEN (10) BUSINESS DAYS. SHOULD ANY NEW MATERIAL, NEW FUNCTIONALITY OR FEATURES THROUGH THE AFFILIATED ICP SITE BE RELEASED WITHOUT NOTIFICATION TO AOL, AOL WILL NOT BE RESPONSIBLE FOR ANY ADVERSE MEMBER EXPERIENCE UNTIL SUCH TIME THAT COMPATIBILITY TESTS CAN BE PERFORMED AND THE NEW MATERIAL, FUNCTIONALITY OR FEATURES QUALIFIED FOR THE AOL SERVICE

10. AOL INTERNET SERVICES ICP SUPPORT. AOL will provide ICP with access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of ICP or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any ICP area other than the Affiliated ICP Sites. Support to be provided by AOL is contingent on ICP providing to AOL demo account information (where applicable), a detailed description of each Affiliated ICP Site's software, hardware and network architecture and access to the Affiliated ICP Sites for purposes of such performance and load testing as AOL elects to conduct.


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                                    EXHIBIT F

                   STANDARD ONLINE COMMERCE TERMS & CONDITIONS


1. AOL NETWORK DISTRIBUTION. Except as provided in this Agreement, ICP will not authorize or permit any third party to distribute or promote the Products or any ICP Interactive Site through the AOL Network absent AOL's prior written approval. Except as provided in the Agreement, this Promotions and any other promotions or advertisements purchased from or provided by AOL will link only to the Affiliated ICP Site, will be used by ICP solely for its own benefit and will not be resold, traded, exchanged, bartered, brokered or otherwise offered to any third party.

2. PROVISION OF OTHER CONTENT. In the event that AOL notifies ICP that (i) as reasonably determined by AOL, any Content within the Affiliated ICP Site violates AOL's then-standard Terms of Service (as set forth on the America Online(R) brand service at Keyword term "TOS"), for the AOL Service or any other AOL property through which the Affiliated ICP Site is promoted, the terms of this Agreement or any other standard, written AOL policy or (ii) AOL reasonably objects to the inclusion of any Content within any Affiliated ICP Site (other than any specific items of Content which may be expressly identified in this Agreement), then ICP will take commercially reasonable steps to block access by AOL Users to such Content using ICP's then-available technology. In the event that ICP cannot, through its commercially reasonable efforts, block access by AOL Users to the Content in question, then ICP will provide AOL prompt written notice of such fact. AOL may then, at its option, restrict access from the AOL Network to the Content in question using technology available to AOL. ICP will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

3. CONTESTS. ICP will take all steps necessary to ensure that any contest, sweepstakes or similar promotion conducted or promoted through any Affiliated ICP Site (a "Contest") complies with all applicable federal, state and local laws and regulations.

4. NAVIGATION. [Intentionally blank]

5. DISCLAIMERS. Upon AOL's request, ICP agrees to include within each Affiliated ICP Site a product disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that transactions are solely between ICP and AOL Users purchasing Products from ICP.

6. AOL LOOK AND FEEL. ICP acknowledges and agrees that AOL will own all right, title and interest in and to the elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with online areas contained within the AOL Network, subject to ICP's ownership rights in any ICP trademarks, ICP-supplied Content or the look and feel of ICP-supplied Content.

7. MANAGEMENT OF THE AFFILIATED ICP SITES. ICP will manage, review, delete, edit, create, update and otherwise manage all Content available on or through any Affiliated ICP Site, in a timely and professional manner and in accordance with the terms of this Agreement. ICP will ensure that each of the Affiliated ICP Sites is current, accurate and well-organized at all times. ICP warrants that the Products and other Licensed Content : (i) will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right, including without limitation, any music performance or other music-related rights; (ii) will not violate AOL's generally applicable then existing Terms of Service (which shall be deemed not to include AOL's Privacy Policy) for the AOL Service and any other AOL Property through which any Affiliated ICP Site will be promoted or any other standard, written AOL policy and (iii) will not violate any applicable law or regulation, including those relating to contests, sweepstakes or similar promotions. Additionally, ICP represents and warrants that it owns or has a valid license to all rights to any Licensed Content used in AOL "slideshow" or other formats embodying elements such as graphics, animation and sound without violating the rights of any other person or entity. ICP also warrants that a reasonable basis exists for all Product performance or comparison claims appearing through any Affiliated ICP Site. AOL may require that any Affiliated ICP Site be a mirrored version of any ICP Interactive Site selling the products described on Exhibit D.

8. DUTY TO INFORM. ICP will promptly inform AOL of any information related to any Affiliated ICP Site which could reasonably lead to a claim, demand, or liability of or against AOL and/or its affiliates by any third party.

9. CUSTOMER SERVICE. It is the sole responsibility of ICP to provide customer service to persons or entities purchasing Products through the AOL Network ("Customers"). ICP will bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, collection and other customer service associated with any Products offered, sold or licensed through any Affiliated ICP Site, and AOL will have no obligations whatsoever with respect thereto. ICP will receive all emails from Customers via a computer available to ICP's customer service staff and generally respond to such emails within one business day of receipt. ICP will also comply with the requirements of any federal, state or local consumer protection or disclosure law. Payment for Products will be collected by ICP directly from customers. ICP's order fulfillment operation will be subject to AOL's reasonable review. ICP shall use commercially reasonable efforts to provide a level of customer service consistent with the relevant accepted industry standards.

10. PRODUCTION WORK. Except as otherwise provided in this Agreement, in the event that ICP requests AOL's production assistance in connection with (i) ongoing programming and maintenance related to any Affiliated ICP Site, (ii) a redesign of or addition to any Affiliated ICP Site (e.g., a change to an existing screen format or construction of a new custom form), (iii) production to modify work performed by a third party provider or (iv) any other type of


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production work, ICP will work with AOL to develop a detailed production plan for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, AOL will notify ICP of (i) AOL's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production and maintenance work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of the agreed-upon Production Plan, such agreement will be reflected in a separate work order signed by the Parties. To the extent ICP elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's standards & practices (as provided on the America Online brand service at Keyword term "styleguide"). The specific production resources which AOL allocates to any production work to be performed on behalf of ICP will be as determined by AOL in its sole discretion. With respect to any routine production, maintenance or related services which AOL reasonably determines are necessary for AOL to perform in order to support the proper functioning and integration of any Affiliated ICP Site ("Routine Services"), ICP will pay the then-standard fees charged by AOL for such Routine Services.

11. OVERHEAD ACCOUNTS. To the extent AOL has granted ICP any overhead accounts on the AOL Service, ICP will be responsible for the actions taken under or through its overhead accounts, which actions are subject to AOL's applicable Terms of Service and for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any overhead Account issued to ICP, but ICP will not be liable for charges incurred by any overhead account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL will bear. Upon the termination of this Agreement, all overhead accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any overhead account.

12. NAVIGATION TOOLS. Any Keyword Search Terms to be directed to any Affiliated ICP Site shall be (i) subject to availability for use by ICP and (ii) limited to the combination of the Keyword-TM- search modifier combined with a registered trademark of ICP (e.g. "AOL keyword: XYZ Company Name"). AOL reserves the right to revoke at any time ICP's use of any Keyword Search Terms which have been determined by a court or other governmental authority to violate the trademarks of a third party and, in the event that AOL receives notice from a third party that it believes that ICP's use of any Keyword Search Terms violates such third party's rights, AOL shall have the right to suspend ICP's use of such Keyword Search Term unless ICP provides AOL, within five (5) business days of written demand therefor, with (i) an indemnity for any liability resulting from ICP's continued use of such Keyword Search Term and (ii) an opinion of counsel, in a form reasonably acceptable to AOL, which concludes that ICP has meritorious defenses to any trademark infringement claim. ICP acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest ICP holds in ICP's registered trademark independent of the Keyword Search Term. Without limiting the generality of the foregoing, ICP will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. To the extent AOL allows AOL Users to "bookmark" the URL or other locator for any such Affiliated ICP Site, such bookmarks will be subject to AOL's and ICP's control at all times. Upon the termination of this Agreement, except as otherwise provided for in this Agreement, ICP's rights to any Keyword Search Terms and bookmarking will terminate.

13. MERCHANT CERTIFICATION PROGRAM. ICP may participate in any generally applicable "Certified Merchant" program operated by AOL or its authorized agents or contractors. Such program may require merchant participants on an ongoing basis to meet certain reasonable, generally applicable standards relating to provision of electronic commerce through the AOL Network (including, as a minimum, use of 40-bit SSL encryption and if requested by AOL, 128-bit encryption) and may also require the payment of certain reasonable certification fees to the applicable entity operating the program. Each Certified Merchant in good standing will be entitled to place on its affiliated Interactive Site an AOL designed and approved button promoting the merchant's status as an AOL Certified Merchant.

14. REWARD PROGRAMS. On each Affiliated ICP Site, ICP shall not offer, provide, implement or otherwise make available any promotional programs or plans that are intended to provide customers with rewards or benefits in exchange for, or on account of, their past or continued loyalty to, or patronage or purchase of, the products or services of ICP or any third party (e.g., a promotional program similar to a "frequent flier" program), unless such promotional program or plan is provided exclusively through AOL's "AOL Rewards" program, accessible on the AOL Service at Keyword: "AOL Rewards."

15. SEARCH TERMS. To the extent this Agreement sets forth any mechanism by which the Affiliated ICP Sites will be promoted in connection with specified search terms Monster and Monster.com within any AOL product or service, ICP hereby represents and warrants that ICP has all consents, authorizations, approvals, licenses, permits or other rights necessary for ICP to use such specified search terms. Notwithstanding the foregoing, AOL shall have the right to suspend the use of any search term (other than Keyword Search Terms) if AOL has reason to believe continued use may subject AOL to liability or other adverse consequences.


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                                    EXHIBIT G

                        STANDARD LEGAL TERMS & CONDITIONS


1. [Intentionally Omitted]

2. TRADEMARK LICENSE. In designing and implementing the Materials and subject to the other provisions contained herein, ICP will be entitled to use the following trade names, trademarks, and service marks of AOL: the "America Online-Registered Trademark-" brand service, "AOL-TM-" service/software and AOL's triangle logo; and AOL and its affiliates will be entitled to use the trade names, trademarks, and service marks of ICP for which ICP holds all rights necessary for use in connection with this Agreement (collectively, together with the AOL marks listed above, the "Marks"); provided that each
Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party; and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice.

3. OWNERSHIP OF TRADEMARKS. Each Party acknowledges the ownership right of the other Party in the Marks of the other Party and agrees that all use of the other Party's Marks will inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

4. QUALITY STANDARDS. Each Party agrees that the nature and quality of its products and services supplied in connection with the other Party's Marks will conform to quality standards set by the other Party. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party will comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party's marks.

5. INFRINGEMENT PROCEEDINGS. Each Party agrees to promptly notify the other Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party will have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such infringement proceedings.

6. REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement. ICP hereby represents and warrants that it possesses all authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions necessary to sell the Products.

7. CONFIDENTIALITY. Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who will each agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body. Notwithstanding the foregoing, nothing herein shall preclude either Party's ability to modify or withdraw such request, if in such Party's reasonable judgment the Securities and Exchange Commission would not be able to timely grant confidential treatment.

8. [Intentionally Omitted]

9. LIMITATION OF LIABILITY; DISCLAIMER; INDEMNIFICATION.

    9.1 LIABILITY. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE


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    POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE SALE
    OF PRODUCTS, THE USE OR INABILITY TO USE THE AOL NETWORK, THE AOL SERVICE, AOL.COM OR THE AFFILIATED ICP SITES, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY
    DISCLAIMED DAMAGES ARE BOTH (I) CLAIMED BY A THIRD PARTY AND (II) ARE
    SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 9.3. EXCEPT AS PROVIDED IN
    SECTION 9.3, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF
    ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED THE AGGREGATE AMOUNT OF FIXED PAYMENT OBLIGATIONS OWED BY ICP HEREUNDER IN THE YEAR IN WHICH THE EVENT GIVING RISE TO
    LIABILITY OCCURS; PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

    9.2 NO ADDITIONAL WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL NETWORK, THE AOL SERVICE, AOL.COM OR THE AFFILIATED ICP SITES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL AND ICP SPECIFICALLY DISCLAIM ANY WARRANTY REGARDING THE PROFITABILITY OF THE AFFILIATED ICP SITES.

    9.3 INDEMNITY. Either Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any duty, representation, or warranty of this Agreement.

    9.4 CLAIMS. If a Party entitled to indemnification hereunder (the "Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party will give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and
    (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten (10) day period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party will cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party will be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party will cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action will require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

10. ACKNOWLEDGMENT. AOL and ICP each acknowledges that the provisions of this Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks (both known and unknown) associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in this Agreement are intended to limit the circumstances and extent of liability. The provisions of this Section 10 will be enforceable independent of and severable from any other enforceable or unenforceable provision of this Agreement.

11. SOLICITATION OF AOL USERS. During the term of the Agreement and for a two year period thereafter, ICP will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Users on behalf of another Interactive Service. More generally, ICP will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications (e.g., instant messaging) through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with ICP or (ii) provided information to ICP through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail or other online communication being sent to that AOL User by ICP or its agents. Any commercial e-mail or other online communications to AOL Users which are otherwise permitted hereunder, will (a) include a prominent and easy means to "opt-out" of receiving any future commercial communications from ICP, and (b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).


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12. AOL USER COMMUNICATIONS. During the Term, to the extent that ICP is permitted to communicate with AOL Users pursuant to this Agreement, in any such communications targeted specifically to AOL Users (including, without limitation, e-mail solicitations), ICP will not encourage AOL Users to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (i) using an Interactive Site other than the Affiliated ICP Sites for the purchase of Products, (ii) using Content other than the Licensed Content; (iii) bookmarking of Interactive Sites; or (iv) changing the default home page on the AOL browser. Additionally, with respect to such AOL User communications, in the event that ICP encourages an AOL User to purchase products through such communications, ICP shall ensure that (a) the AOL Properties are promoted as the primary means through which the AOL User can access the Affiliated ICP Sites and (b) any link to any Affiliated ICP Site will link to a page which indicates to the AOL User that such user is in a site which is affiliated with an AOL Property.

13. COLLECTION AND USE OF USER INFORMATION. ICP shall ensure that its collection, use and disclosure of information obtained from AOL Users under this Agreement ("User Information") complies with all applicable laws and regulations and ICP's standard privacy policies which ICP shall prominently publish on the site and provide adequate notice and disclosure regarding ICP's collection, use and disclosure of user information. ICP will not disclose User Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service

14. EXCUSE. Neither Party will be liable for, or be considered in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

15. INDEPENDENT CONTRACTORS. The Parties to this Agreement are independent contractors. Neither Party is an agent, representative or employee of the other Party. Neither Party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement will not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

16. NOTICE. Any notice, approval, request, authorization, direction or other communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by confirmed facsimile (ii) on the delivery date if delivered personally to the Party to whom the same is directed (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charged prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of ICP, such notice will be provided to both the chief executive officer and the general counsel and, except as otherwise specified herein, the notice address will be the address for ICP set forth in the first paragraph of this Agreement, with the other relevant notice information, including the recipient for notice and, as applicable, such recipient's fax number or AOL e-mail address, to be as reasonably identified by AOL.

17. LAUNCH DATES. In the event that any terms contained herein relate to or depend on the commercial launch date of the Affiliated ICP Sites contemplated by this Agreement (the "Launch Date"), then it is the intention of the Parties to record such Launch Date in a written instrument signed by both Parties promptly following such Launch Date; provided that, in the absence of such a written instrument, the Launch Date will be as reasonably determined by AOL based on the information available to AOL.

18. NO WAIVER. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement will not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same will be and remain in full force and effect.

19. RETURN OF INFORMATION. Upon the expiration or termination of this Agreement, each Party will, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all confidential information, documents, manuals and other materials specified the other Party.

20. SURVIVAL. (a) Sections 2.21,5.3, 5.4, 5.6 and 6.2, as well as (i) the last sentence of each of Sections 1.2.1 and 1.2.2 and (ii) the third sentence of
Section 1.3, of the body of the Agreement; (b) Sections 7 through 16, 18 through 22, and 25 through 30 of this Exhibit; and (c) any payment obligations accrued prior to termination or expiration of this Agreement; will survive the completion, expiration, termination or cancellation of this Agreement.

21. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party will be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

22. AMENDMENT. No change, amendment or modification of any provision of this Agreement will be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment, and in the case of AOL, by an executive of at least the same standing to the executive who signed the
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23. FURTHER ASSURANCES. Each Party will take such action (including, but not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

24. ASSIGNMENT. Neither Party shall assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

25. CONSTRUCTION; SEVERABILITY. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect.

26. REMEDIES. Except where otherwise specified, the rights and remedies granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity provided that, in connection with any dispute hereunder, neither Party will be entitled to offset any amounts that it claims to be due and payable from the other Party against amounts otherwise payable to such other Party.

27. APPLICABLE LAW. Except as otherwise expressly provided herein, this Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles.

28. EXPORT CONTROLS. Both Parties will adhere to all applicable laws, regulations and rules relating to the export of technical data and will not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

29. HEADINGS. The captions and headings used in this Agreement are inserted for convenience only and will not affect the meaning or interpretation of this Agreement.

30. COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same document


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                                    EXHIBIT H

                              [INTENTIONALLY BLANK]


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                                    EXHIBIT I

                              [INTENTIONALLY BLANK]


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                                    EXHIBIT J

                              [INTENTIONALLY BLANK]


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                                    EXHIBIT K

                          ICP ADVERTISING REVENUE SHARE


      ----------------------------------- --------------------------------------
       Amount of Advertising Revenues        Percentage to be Paid to the Non-
       on the Principal ICP Interactive             Selling Party
                  Site
      ----------------------------------- --------------------------------------
                Up to US$[*****]                          [*****]%
      ----------------------------------- --------------------------------------
           US$[*****] - US$[*****]                        [*****]%
      ----------------------------------- --------------------------------------
             Greater than US$[*****]                      [*****]%
      ----------------------------------- --------------------------------------



            TARGETS SHALL RESTART DURING EACH YEAR OF THE AGREEMENT.


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                                    EXHIBIT L

                           REVENUE SHARING ARRANGEMENT

A.       HURDLE 1.

         AOL WILL RECEIVE [*****] PERCENT ([*****]%) OF JOB LISTING REVENUES EARNED IN A CONTRACT YEAR AFTER THE AMOUNT IN EXCESS OF THE FOLLOWING HURDLES (EACH, A "HURDLE") ACHIEVED IN THAT YEAR:

         US$[*****] IN TOTAL REVENUE OR AFTER [*****] ORDERS TAKEN IN YEAR 1 US$[*****] IN TOTAL REVENUE OR AFTER [*****] ORDERS TAKEN IN YEAR 2 US$[*****] IN TOTAL REVENUE OR AFTER [*****] ORDERS TAKEN IN YEAR 3 US$[*****] IN TOTAL REVENUE OR AFTER [*****] ORDERS TAKEN IN YEAR 4

B.       HURDLE 2A.

         IF HURDLE 1 IS MET, THEN MONSTER WILL MAKE THE FOLLOWING PAYMENTS AFTER THE FOLLOWING HURDLES ARE MET:

         1. RESUME ACQUISITION BOUNTIES

            YEAR 1: US$[*****] FOR THE FIRST [*****] UNIQUE USER RESUMES US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE USER RESUMES
                     US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE USER RESUMES
                     US$[*****] FOR EACH UNIQUE USER RESUME ABOVE [*****] UNIQUE USER RESUMES

            YEAR 2: US$[*****] FOR THE FIRST [*****] UNIQUE USER RESUMES US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE USER RESUMES
                     US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE USER RESUMES
                     US$[*****] FOR EACH UNIQUE USER RESUME ABOVE [*****] UNIQUE USER RESUMES

            YEAR 3: US$[*****] FOR THE FIRST [*****] UNIQUE USER RESUMES US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE USER RESUMES
                     US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE USER RESUMES
                     US$[*****] FOR EACH UNIQUE USER RESUME ABOVE [*****] UNIQUE USER RESUMES

            YEAR 4: US$[*****] FOR THE FIRST [*****] UNIQUE USER RESUMES US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE USER RESUMES
                     US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE USER RESUMES
                     US$[*****] FOR EACH UNIQUE USER RESUME ABOVE [*****] UNIQUE USER RESUMES

         2. PERSONAL ALERT PROFILE ACQUISITION BOUNTIES

            IN ANY YEAR:  US$[*****] FOR THE FIRST [*****] UNIQUE USER PROFILES
                          US$[*****] FOR EACH UNIQUE USER PROFILE BETWEEN [*****] AND [*****]
                          US$[*****] FOR EACH UNIQUE USER PROFILE ABOVE [*****]

         3. VIRTUAL CAREER FAIR FEES

            YEAR 1: [*****] PERCENT ([*****]%) OF ANY REVENUE OR FEES RECEIVED
                    BY ICP FROM CAREER FAIRS ("FAIR FEES") AFTER FIRST [*****] CAREER FAIRS
            YEAR 2: [*****] PERCENT ([*****]%) OF ANY FAIR FEES AFTER FIRST
                    [*****] CAREER FAIRS
            YEAR 3: [*****] PERCENT ([*****]%) OF ANY FAIR FEES AFTER FIRST
                    [*****] CAREER FAIRS


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            YEAR 4: [*****] PERCENT ([*****]%) OF ANY FAIR FEES FROM CAREER
                    FAIRS AFTER FIRST [*****] CAREER FAIRS

         4. TALENT MARKET.

            YEAR 1: US$[*****] FOR THE FIRST [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE ABOVE [*****] CANDIDATE PROFILES
            YEAR 2: US$[*****] FOR THE FIRST [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE ABOVE [*****] CANDIDATE PROFILES
            YEAR 3: US$[*****] FOR THE FIRST [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE ABOVE [*****] CANDIDATE PROFILES
            YEAR 4: US$[*****] FOR THE FIRST [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE ABOVE [*****] CANDIDATE PROFILES

         5. OTHER (E.G., OTHER CONSUMER SERVICES).

            AOL AND ICP WILL NEGOTIATE THE TERMS FOR ANY NEW REVENUE STREAM

C.       HURDLE 2B.

         IF HURDLE 1 IS NOT MET, BUT THE FOLLOWING HURDLES ARE MET, ICP WILL MAKE THE FOLLOWING PAYMENTS:

         1. RESUME ACQUISITION BOUNTIES.

            YEAR 1: US$[*****] FOR THE FIRST [*****] UNIQUE USER RESUMES US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE USER RESUMES
                     US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****]
                     AND [*****] UNIQUE USER RESUMES
                     US$[*****] FOR EACH UNIQUE USER RESUME ABOVE [*****] UNIQUE USER RESUMES

            YEAR 2: US$[*****] FOR THE FIRST [*****] UNIQUE USER RESUMES US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****]
                     UNIQUE USER RESUMES US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE USER RESUMES US$[*****] FOR EACH RESUME ABOVE [*****] UNIQUE USER RESUMES

            YEAR 3:  US$[*****] FOR THE FIRST [*****] UNIQUE USER RESUMES


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                     US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND
                     [*****] UNIQUE USER RESUMES US$[*****] FOR EACH
                     UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE
                     USER RESUMES
                     US$[*****] FOR EACH UNIQUE USER RESUME ABOVE [*****] UNIQUE USER RESUMES

            YEAR 4: US$[*****] FOR THE FIRST [*****] UNIQUE USER RESUMES US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE USER RESUMES US$[*****] FOR EACH UNIQUE USER RESUME BETWEEN [*****] AND [*****] UNIQUE USER RESUMES US$[*****] FOR EACH UNIQUE USER RESUME ABOVE [*****] UNIQUE USER RESUMES

         2. PERSONAL ALERT PROFILE ACQUISITION BOUNTIES

            IN ANY YEAR: US$[*****] FOR THE FIRST [*****] UNIQUE USER PROFILES
                         US$[*****] FOR EACH UNIQUE USER PROFILE BETWEEN [*****] AND [*****]
                         US$[*****] FOR EACH UNIQUE USER PROFILE AFTER [*****]

         3. VIRTUAL CAREER FAIR FEES

            YEAR 1: [*****] PERCENT ([*****]%) OF ALL FAIR FEES AFTER FIRST
                    [*****] CAREER FAIRS
            YEAR 2: [*****] PERCENT ([*****]%) OF ALL FAIR FEES AFTER FIRST
                    [*****] CAREER FAIRS
            YEAR 3: [*****] PERCENT ([*****]%) OF ALL FAIR FEES AFTER FIRST
                    [*****] CAREER FAIRS
            YEAR 4: [*****] PERCENT ([*****]%) OF ALL FAIR FEES AFTER FIRST
                    [*****] CAREER FAIRS

         4. TALENT MARKET.

            YEAR 1: US$[*****] FOR THE FIRST [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                    US$[*****] FOR EACH CANDIDATE PROFILE ABOVE [*****] CANDIDATE PROFILES

            YEAR 2: US$[*****] FOR THE FIRST [*****] CANDIDATE PROFILES US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                     US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                     US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                     US$[*****] FOR EACH CANDIDATE PROFILE ABOVE [*****] CANDIDATE PROFILES

            YEAR 3: US$[*****] FOR THE FIRST [*****] CANDIDATE PROFILES US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                     US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                     US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                     US$[*****] FOR EACH CANDIDATE PROFILE ABOVE [*****] CANDIDATE PROFILES

            YEAR 4: US$[*****] FOR THE FIRST [*****] CANDIDATE PROFILES US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                     US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                     US$[*****] FOR EACH CANDIDATE PROFILE BETWEEN [*****] AND [*****] CANDIDATE PROFILES
                     US$[*****] FOR EACH CANDIDATE PROFILE ABOVE [*****] CANDIDATE PROFILES


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         5. OTHER (E.G., OTHER CONSUMER SERVICES).

            AOL AND ICP WILL NEGOTIATE THE TERMS FOR ANY NEW REVENUE STREAM. AOL WILL DISCOUNT ITS REVENUE SHARE BY [*****] PERCENT ([*****]%) IN THE EVENT THAT HURDLE 1 IS NOT MET, BUT HURDLE 2 IS MET.



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